       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2001

                                                       1933 Act File No. 2-78609
                                                      1940 Act File No. 811-3519
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / /

Pre-Effective Amendment No.                               / /

Post-Effective Amendment No. 26                           /X/


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / /

Amendment No. 28                                                  /X/

                        (Check appropriate box or boxes.)


                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                           (Exact Name of Registrant)

                       One Beacon Street, Boston, MA 02108
                    (Address of Principal Executive Offices)

                                 (617) 725-2300
                         (Registrant's Telephone Number)

                              REGINA M. PISA, P.C.
                              Goodwin Procter LLP
                        Exchange Place, Boston, MA 02109
               (Name and Address of Agent for Service of Process)

                  Approximate date of proposed public offering:

       It is proposed that this filing will become effective under Rule 485 (check appropriate box):


       /X/ Immediately upon filing pursuant to paragraph (b)
       / / On _____ pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(1)
       / / On _____ pursuant to paragraph (a)(1)
       / / 75 days after filing pursuant to paragraph (a)(2)
       / / On _____ pursuant to paragraph (a)(2).

           If appropriate check the following box:

       / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND                             [FLAG LOGO]
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     A money market fund investing in a portfolio of high quality, short-term securities that generates income generally exempt from federal and California personal income taxes.
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     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS -- FEBRUARY 26, 2001

                                 ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                               BEGINS ON PAGE 14

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Fund Investment Objectives and Strategies...................    1
Volatility and Performance..................................    2
Investor Fees and Fund Expenses.............................    4
Investment Management.......................................    4
Buying, Selling, Exchanging Fund Shares.....................    5
Distributions and Taxes.....................................    9
Additional Information on Fund Investments..................   10
Financial Highlights........................................   12
Additional Information About the Fund.......................   13

                                                                      PROSPECTUS
                                       (i)

                   FUND INVESTMENT OBJECTIVES AND STRATEGIES

FUNDAMENTAL OBJECTIVE

     The Fund seeks to achieve as high a rate of current income exempt from federal and California personal income taxes as is consistent with the maintenance of liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests at least 80% of its total assets in California municipal securities, which include fixed and variable rate debt obligations issued by the State of California, its counties, towns and public authorities. Those securities tend to be:

     - General Obligation Bonds -- where principal and interest are paid from the general tax revenues received by the issuer.

     - Revenue Bonds -- where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects. They are not general obligations of the issuer.

     - Industrial Development Bonds -- where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure used by a private entity. However they are the general obligations of the private entity, not the issuer.

     The income generated by those securities generally is exempt from federal income tax and California personal income tax.

     The Fund has the right to invest up to 20% of its total assets in short-term, high-quality municipal securities issued outside of California and certain high-quality, taxable fixed-income securities.

     The Fund manages its portfolio subject to strict guidelines established by the Securities and Exchange Commission. These guidelines are designed so that the Fund may maintain a stable $1.00 share price, although there is no guarantee that it will do so. Among other things, the guidelines require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days.

     All of the Fund's investments must be high-quality securities. At least 95% of the total assets of the Fund must be "first tier" securities, which must be rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating category, or must be unrated securities that are considered equivalent by the investment manager. The remaining amount, up to 5% of total assets, must be invested in "second tier" securities, which, at the time of purchase, must be rated by Standard & Poor's or Moody's in their second highest short-term major rating category, or must be unrated securities but considered equivalent by the investment manager.

     The Fund may adjust the composition of its portfolio as market conditions and economic outlooks change, such as, by changing the duration of the Fund's portfolio.

                                                                      PROSPECTUS

     For more information about the Fund's investments and practices, see Additional Information on Fund Investments on page 10.

PRINCIPAL RISKS

     The Fund's principal risks are those risks that could affect the overall yield of the Fund and thus, the return on your investment. They include factors that would cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies.

     Because the Fund's securities are issued by California, its cities, towns and public authorities, the Fund's performance also may be affected by political and economic conditions at the state or local level. They may include state or city budgetary problems, declines in the tax base and, generally, any factor that may cause rating agencies to downgrade the credit ratings on state or municipal securities. Actual or proposed changes in tax rates, regulations or government-sponsored programs also could affect the yield on your investment.

     As a nondiversified fund, the Fund may invest more than 5% of its assets in a specific issuer. To the extent the Fund makes significant investments in a particular issuer, its exposure to the credit and market risks associated with that issuer is increased.

     The Fund's ability to meet redemption obligations could be burdened by its investments in securities restricted as to resale. Restricted securities generally trade among institutions in markets that are not as developed or which do not function as efficiently as more established markets.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                           VOLATILITY AND PERFORMANCE

     The information provided in the chart and table on the following page gives some indication of the risks of investing in the Fund by showing two aspects of the Fund's performance:

YEAR-BY-YEAR TOTAL RETURN

     Year-by-year total return illustrates the Fund's performance for each of the last ten calendar years. It indicates risk by showing how much returns can differ from one year to the next. Generally, funds with higher average annual total returns will also have higher volatility. The Fund can also experience swings in short-term performance, as depicted below by the best and worst calendar quarter returns. The graph includes the effects of Fund expenses. No sales charges apply to purchases, exchanges or redemptions of Fund shares.

                                                                      PROSPECTUS

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the Fund's performance over time. It is calculated by taking the performance of the Fund over a given period and expressing it as an average annual rate. Average annual total return includes the effects of Fund expenses. It also assumes that you sold your shares at the end of the period.

     An independent measure of performance is listed with the Fund's average annual returns. This measure can be used as a rough guide when gauging the return of this and other investments. Keep in mind that this measure includes the effects of fund expenses.

     Of course, the Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.

                           YEAR-BY-YEAR TOTAL RETURNS
                                  [BAR CHART]

                                                                         ANNUAL TOTAL RETURNS
                                                                         --------------------
1991                                                                             3.94
1992                                                                             2.45
1993                                                                             1.96
1994                                                                             2.32
1995                                                                             3.29
1996                                                                             2.90
1997                                                                             3.02
1998                                                                             2.64
1999                                                                             2.42
2000                                                                             2.97

       During the period shown in the bar chart, the highest return for a quarter was 0.98% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE YEAR ENDED 12/31/00)

                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
Fund........................................................   2.97%    2.79%      2.79%
+iMoneyNet State Specific California Tax Free Funds
  Average...................................................   3.00%    2.81%      2.80%

---------------
+ The iMoneyNet State Specific California Tax Free Funds Average is an average of the performance of those money market funds that invest primarily in tax-exempt obligations of the state of California.
To obtain current yield information for the Fund, please call (800) 453-8206.

                                                                      PROSPECTUS

                        INVESTOR FEES AND FUND EXPENSES

UNDERSTANDING INVESTOR EXPENSES

     The information below gives you an idea of certain fees that you should expect to pay as an investor in the Fund and certain expenses which may be deducted from Fund assets.

SHAREHOLDER FEES

Maximum Sales Charge (Load) Imposed on Purchases............  None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................  None
Redemption Fees.............................................  None
Exchange Fees...............................................  None
Maximum Account Fees........................................  None

ANNUAL FUND OPERATING EXPENSES*

Management Fees.............................................  .50%
Distribution (12b-1 Fees)...................................  None
Other Expenses..............................................  .12%
          TOTAL FUND OPERATING EXPENSES.....................  .62%

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* Based on fund operating expenses for the fiscal year ended December 31, 2000. Annual Fund operating expenses, net of reimbursement or waiver, would be .44%, .00%, .12% and .56%, respectively, for Management Fees, Distribution (12b-1
  Fees), Other Expenses and Total Fund Operating Expenses.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the effect of the Fund's expenses on the value of a hypothetical $10,000 investment in the Fund at the end of one, three, five and ten year periods, assuming a 5% annual return and that Fund operating expenses remain constant.

       1 YEAR              3 YEARS         5 YEARS         10 YEARS
       ------              -------         -------         --------
         $63                 $199            $346            $774

     The example should not be considered a representation of past or future expenses or investment returns. Actual expenses and investment returns may be greater or less than those shown.

                             INVESTMENT MANAGEMENT

     The Fund's investment manager is Freedom Capital Management Corporation, One Beacon Street, Boston, Massachusetts 02108. The investment manager first began managing assets in 1930, and as of December 31, 2000, had approximately $9 billion of assets under management.

     The investment manager provides the Fund with overall investment advisory and administrative services, as well as general office facilities, as provided in its advisory agreement with the Fund. The investment manager receives a fee computed and paid monthly based upon the average daily net

                                                                      PROSPECTUS
asset value of the Fund, payable at the annual rate of 0.50% on the first $500 million of net assets and 0.45% on net assets in excess of that amount.

                    BUYING, SELLING, EXCHANGING FUND SHARES

OPENING AN ACCOUNT AND BUYING FUND SHARES

  Purchases by Clients of Sutro

     You may open an account with the Fund and buy Fund shares through Sutro & Co., Incorporated ("Sutro") utilizing a Sutro securities brokerage account. Your Sutro investment executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption.

     With Brokerage Account Balances Generally, if a properly completed order to purchase Fund shares is received at any Sutro office before 12:00 noon New York time and paid utilizing a free credit balance (i.e. immediately available funds) available in your brokerage account, your order will be executed on the same business day and you will receive dividends on such shares beginning that day. If a properly completed order to purchase Fund shares is received at any Sutro office after 12:00 noon New York time and paid utilizing a free credit balance available in your brokerage account, your order will be executed on the next business day and dividends on such shares will be paid beginning on that day. Any purchase utilizing funds other than a free credit balance available on your brokerage account will be effected as follows:

     By Check When you pay Sutro by check, it normally is not credited to the Fund for at least two business days after the check is deposited. Checks drawn on banks that are not members of the Federal Reserve System may take longer. When you purchase shares by check, the Fund may withhold any payment on a redemption until it is reasonably satisfied that the investment has been collected and you will receive dividends on such shares beginning on such day.

     By Wire If notice from your bank of the wire transfer is received by Sutro before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day and you will receive dividends on such shares beginning on such day. If notice from your bank of the wire transfer is received by Sutro after 12:00 noon New York time, your order will be executed at 12:00 noon New York time on the next business day and you will receive dividends on such shares beginning on such day. If you transfer payment by wire, the transfer may be subject to a service charge by your bank.

     You should note that Sutro may benefit from the use of free credit balances in your brokerage account prior to their transfer to the Fund.

  Sweep Program

     Under the terms of the Sutro "sweep" program, you may have your free credit balance in your brokerage account invested in shares of the Fund or any other Freedom money market fund, although at any one time your free credit balance may be invested automatically in only one fund. Free credit balances in available funds of $2,000 or more at the close of each business day will be invested

                                                                      PROSPECTUS
automatically on the next business day in shares of the fund you designate, and dividends on such shares will begin on the following business day. Automatic purchases using free credit balances of less than $2,000 will be made weekly, generally on Monday, based upon the free credit balance in the account at the close of business on the preceding Friday and dividends on such shares will begin on the following business day, generally on Tuesday.

     If you wish additional information concerning the "sweep" program, please call your Sutro investment executive.

  Freedom Asset Account

     You may also open an account in the Fund and purchase Fund shares with available cash in your Freedom Asset Account. A Freedom Asset Account is available through Sutro and is composed of:

     - a Sutro securities cash/margin account

     - an account with the Fund or any of the other Freedom money funds

     - a checkwriting account through Banc One

     - a Visa Gold(R) Debit Card with ATM access from Banc One

     Once you have opened a Freedom Asset Account, your Sutro investment executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption. For further information on a Freedom Asset Account, please contact your investment executive and review carefully the Freedom Asset Account agreement.

  Minimum Investments in the Fund

     A minimum investment requirement applies to all direct investments through Sutro brokerage accounts.

INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
------------------   ----------------------
      $1,000              $100 or more

     Where a bank, investment manager or similar institution has a large number of accounts and is willing to receive a monthly summary of accounts in lieu of the regular statement for each account under its control, the minimum amount for initial investments by individual accounts covered by the summary of accounts is reduced to $100. All payments will be invested in full and fractional shares.

     There is no minimum amount for initial or subsequent investment in connection with purchases with available cash in your Freedom Asset Account or purchases through the automatic "sweep" program sponsored by Sutro.

  General Timing of Requests

     The processing of your order will depend upon the method of payment you choose, as well as the time your order is received. Shares of the Fund are offered on a continuing basis without a sales

                                                                      PROSPECTUS
charge at a public offering price equal to the net asset value next determined after a purchase order is received in proper form.

SELLING FUND SHARES

  Redemptions

     In order to redeem shares purchased through a Sutro brokerage account, you should advise your investment executive, by telephone or mail, to execute the redemption. Redemption proceeds will be held in your brokerage account unless you give instructions to your investment executive to reinvest or remit the proceeds to you. Generally, redemption proceeds will not be invested for your benefit without specific instruction, and Sutro may benefit from the use of temporarily uninvested funds. Shares purchased through a Sutro brokerage account may also be redeemed by check redemption as described below.

     Redemptions will be effected automatically to satisfy debit balances in your brokerage account; clients will not be entitled to dividends declared on the date of redemption. Each brokerage account will be scanned automatically for debits as of the close of each business day and, after application of any free credit balances in the account to such debits, a sufficient number of shares of the Fund owned by you will be redeemed the following business day to satisfy any remaining debits. In the case of certain automatic redemptions, where Freedom Services Corporation cannot anticipate debits in a brokerage account (e.g., checks written against your account), clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by the client's broker-dealer. You should be aware that Sutro may benefit from the use of free credit balances in your account prior to their transfer to the Fund.

  Check Redemptions

     You may redeem Fund shares by writing checks drawn on State Street Bank and Trust Company. In order to redeem shares with this checkwriting feature, you must complete a purchase application electing the feature and return the application to your Sutro investment executive.

     If you redeem shares by using the checkwriting feature, and you recently have purchased Fund shares with a check, the amount redeemed by check may be delayed for up to 10 days after the purchase in order to allow the check you used for your purchase to clear. There is no delay for Fund shares purchased by wire.

     The Fund reserves the right to terminate or alter the checkwriting service at any time after giving shareholders 30 days' written notice. Your Fund account will be charged $20.00 for each stop payment order or check returned for "insufficient funds."

  Timing of Redemptions

     Redemption orders received by Freedom Services Corporation prior to 12:00 noon New York time will be priced on the basis of net asset value per share at 12:00 noon New York time that day. Redemption orders received by Freedom Services Corporation subsequent to 12:00 noon New York

                                                                      PROSPECTUS
time will be priced on the basis of net asset value per share at 12:00 noon New York time the next day that net asset value is computed.

     If a properly completed order to redeem Fund shares is received by a Sutro office prior to 12:00 noon New York time, your order will be forwarded to the Fund and will be executed that day. If a properly completed order to redeem Fund shares is received by a Sutro office after 12:00 noon New York time, your order will be forwarded to the Fund and will be executed on the following business day.

EXCHANGE PRIVILEGES

     You may exchange your Fund shares without charge for shares of the following Freedom money market funds:

     Freedom Cash Management Fund -- A money market fund investing in a diversified portfolio of high-grade money market instruments.

     Freedom Government Securities Fund -- A money market fund investing exclusively in U.S. Government securities.

     Freedom Tax Exempt Money Fund -- A money market fund investing in a diversified portfolio of high quality short-term municipal securities, the income of which is generally exempt from federal income tax.

     Before exchanging your Fund shares for the shares of any of those funds, you should obtain a prospectus from your Sutro investment executive or by calling Freedom Services Corporation at (800) 453-8206.

     If you have a brokerage account with Sutro, you must place exchange orders through your investment executive. If your exchange into a Fund is an initial investment in that Fund, the minimum amount of the exchange must be $1,000. After your initial investment, you may make subsequent exchanges in minimum amounts of $100.

  Timing of Exchanges

     Exchanges received by Freedom Services Corporation prior to 12:00 noon New York time will be priced on the basis of net asset value per share at 12:00 noon New York time that day. Exchanges received by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced on the basis of net asset value per share at 12:00 noon New York time the next day that net asset value is computed.

GENERAL ACCOUNT POLICIES

  Business Hours

     The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 5:00 p.m., New York time. To obtain additional information, please call Freedom Services Corporation toll free at (800) 453-8206.

                                                                      PROSPECTUS

  Net Asset Value

     Net asset value per share is computed by taking the value of all assets of the Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, and interest is accrued daily. The net asset value per share of the Fund is determined daily as of 12:00 noon New York time, on each day that the New York Stock Exchange is open for regular trading.

  Minimum Account Balance

     If the value of your account falls below $500, the Fund may mail you a notice requesting that you bring your account back up to $500 or close it out. If you do not bring your account up to $500 within 30 days, the Fund may sell your shares and mail the proceeds to you at the address of record. The Fund will not redeem accounts which fall below $500 as a result of reductions in net asset value per share.

  Additional Policies

     The Fund maintains additional policies and reserves certain rights, including:

     - The Fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and similar programs.

     - All orders to purchase shares are subject to acceptance by the Fund.

     - The Fund may suspend sales of its shares.

     - The Fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission.

     - The Fund holds investment executives of Sutro responsible for transmission of all orders to the Fund.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund distributes its net income to shareholders; it declares dividends daily and pays them monthly. The Fund does not anticipate paying any capital gains distributions.

     You may have your distributions reinvested in the Fund, mailed out by check or deposited in a bank account. If you do not give Freedom Services Corporation other instructions, your distributions will be reinvested in the Fund.

                                                                      PROSPECTUS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

     The Fund's dividends generally are exempt from federal and California personal income taxes. However, you may have federal or state tax liability to the extent that the Fund realizes net capital gains or earns income from taxable securities. In addition, tax-exempt income may be subject to the federal alternative minimum tax or certain California state or local taxes, including California corporate income and franchise taxes, and the personal income taxes and other taxes of other states and localities. Under unusual circumstances, the Fund may invest in securities other than California state and municipal securities. In such cases, a portion of the Fund's income may be subject to California personal income taxes, federal income taxes, or both.

     The Fund will inform you of the amount and nature of its distributions annually. The information will detail the amount of federal and California state tax-exempt income, and the taxable ordinary income and capital gains distributed to you during the previous year.

     The sale of your Fund shares is a taxable event and may produce a gain or loss. An exchange is the same as a sale for tax purposes.

     Your investment in the Fund could have additional tax consequences, particularly for corporate investors. We recommend that you consult your tax professional for advice regarding the federal, state, local and foreign tax implications of investing in the Fund in light of your particular circumstances.

BACKUP WITHHOLDING

     The Fund is required to withhold 31% of your distributions and proceeds for federal income taxes if you do not provide complete and correct taxpayer information, including your social security or taxpayer identification number.

FEDERAL ALTERNATIVE MINIMUM TAX

     The alternative minimum tax is a federal tax that could affect you if you have high income but pay relatively little tax under the ordinary tax schedules. This may be the case if you have substantial deductions or certain types of tax-free income. Interest from so-called private activity bonds, such as industrial revenue bonds, is generally subject to the alternative minimum tax.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

     The Fund's principal investment strategies and risk factors are outlined beginning on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

SECURITIES RATINGS

     When securities are rated by one or more independent rating agencies, the Fund uses these ratings to determine credit quality. In cases where a security has received a rating from only one independent rating agency, it may rely on that rating. If a security has received ratings from two or

                                                                      PROSPECTUS
more rating agencies and at least two of the ratings are equivalent, the Fund may rely on the two equivalent ratings even if the other ratings are lower. In cases where a security's two highest ratings are in conflicting categories, the Fund must follow the lower rating. If a security is unrated, the Fund may assign it to a given category based on its own research.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

WHEN-ISSUED SECURITIES

     The Fund may invest in "when-issued" securities. When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement, the Fund does not accrue interest but the market value may fluctuate. If the Fund invests in securities of this type, it will maintain a segregated account with its custodian to pay for them, and they will be marked to market daily.

BORROWING

     The Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment), but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

ILLIQUID SECURITIES

     Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, in seven days or less, at approximately the value at which the Fund has valued the securities. They may be thinly traded or traded in markets that do not function as efficiently as established markets, which may make them difficult to sell if the Fund must raise cash to meet redemptions. Because they generally are traded in inefficient markets, their value may have a subjective element. The Fund may not invest more than 10% of its net assets in securities for which no readily available market exists or which are otherwise illiquid.

                                                                      PROSPECTUS

                              FINANCIAL HIGHLIGHTS

     The table of FINANCIAL HIGHLIGHTS below represents a summary history of our operations. The table uses the Funds' fiscal year (which ends December 31) and expresses the information in terms of a single share outstanding throughout each year. The table has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report, along with the Fund's financial statements, are included in the Annual Report, which begins on page 14. The financial highlights information should be read in conjunction with the financial statements and related notes.

                                                                                          NET         RATIO OF      RATIO OF NET
                         NET ASSET                DIVIDENDS    NET ASSET                ASSETS        EXPENSES       INVESTMENT
                           VALUE        NET        FROM NET      VALUE                  END OF       TO AVERAGE       INCOME TO
         YEAR            BEGINNING   INVESTMENT   INVESTMENT    END OF      TOTAL        YEAR           DAILY       AVERAGE DAILY
         ENDED            OF YEAR      INCOME       INCOME       YEAR      RETURN*    (THOUSANDS)   NET ASSETS(a)    NET ASSETS
-----------------------  ---------   ----------   ----------   ---------   -------    -----------   -------------   -------------
December 31, 2000......    $1.00      $0.0296      $(0.0296)     $1.00       2.97%     $193,415         0.56%(b)        2.95%(c)
December 31, 1999......     1.00       0.0240       (0.0240)      1.00       2.42       145,915         0.58(b)         2.38(c)
December 31, 1998......     1.00       0.0260       (0.0260)      1.00       2.64       123,805         0.55(b)         2.58(c)
December 31, 1997......     1.00       0.0297       (0.0297)      1.00       3.02       114,729         0.55(b)         2.94(c)
December 31, 1996......     1.00       0.0286       (0.0286)      1.00       2.90       115,337         0.46            2.86

------------
(a) Net of fees waived by the Adviser which amounted to $.0006, $.0006, $.0007, $.0010 and $.0015 per share for the years ended December 31, 2000, December 31, 1999, December 31, 1998, December 31, 1997 and December 31, 1996,
    respectively.

(b) Ratio of expenses to average daily net assets after expense credits was 0.55%, 0.56%, 0.53% and 0.52% for the years ended December 31, 2000,
    December 31, 1999, December 31, 1998 and December 31, 1997, respectively.

(c) Ratio of net investment income to average daily net assets after expense credits was 2.96%, 2.40%, 2.60% and 2.97% for the years ended December 31, 2000, December 31, 1999, December 31, 1998 and December 31, 1997,
    respectively.

 * Total return would have been lower had the Adviser not waived fees and had the custodian not allowed credits.

                                                                      PROSPECTUS

                     ADDITIONAL INFORMATION ABOUT THE FUND

     A Statement of Additional Information (SAI), which is incorporated by reference into the Prospectus, contains additional information about the Fund. The Fund's most recent annual and semi-annual reports contain information about the Fund's investments.

     You may request free of charge the current SAI or the most recent semi-annual reports, or other information about the Fund, by calling (800) 453-8206 or writing to:

               Freedom Services Corporation
               15 Exchange Place
               Jersey City, NJ 07302

     The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the SEC's website (http://www.sec.gov) or at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 to get information on the operations of the Public Reference Room or you may write to the SEC's Public Reference Section, Washington, D.C. 20549-6009 to get information from the Public Reference Section. The Public Reference Section will charge a duplicating fee for copying and sending any information you request.

INVESTMENT COMPANY ACT FILE NO. 811-3519
                                                                      PROSPECTUS

                       NO SALES OR REDEMPTION CHARGES

                                 DISTRIBUTOR

                          Sutro & Co. Incorporated
                            201 California Street
                       San Francisco, California 94111

                             Telephone Toll Free
                                800-453-8206

                             INVESTMENT ADVISER

                   Freedom Capital Management Corporation
                              One Beacon Street
                      Boston, Massachusetts 02108-3105

                          TRANSFER AND SHAREHOLDER
                               SERVICES AGENT

                        Freedom Services Corporation
                              15 Exchange Place
                            Jersey City, NJ 07302

                             Telephone Toll Free
                                800-453-8206

                             [FLAG LOGO] FREEDOM
                           FAMILY OF MUTUAL FUNDS

For information about the Fund, please see the attached Prospectus.

No person has been authorized to give any information or to make any representations not contained in the attached Prospectus in connection with the offering made by the Prospectus and, if given or made, such information, or representation must not be relied upon as having been authorized by the Fund or its Distributor. The attached Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

F15ARD 0201

                                                    [Freedom California Logo]

                                 PROSPECTUS
                              FEBRUARY 26, 2001

                                ANNUAL REPORT
                              DECEMBER 31, 2000

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2001

                                                       1933 Act File No. 2-70863
                                                      1940 Act File No. 811-3126
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / /

Pre-Effective Amendment No.                               / /

Post-Effective Amendment No. 31                           /X/


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /

Amendment No. 33                                                 /X/

                        (Check appropriate box or boxes.)


                               FREEDOM MUTUAL FUND
                           (Exact Name of Registrant)

                       One Beacon Street, Boston, MA 02108
                    (Address of Principal Executive Offices)

                                 (617) 725-2300
                         (Registrant's Telephone Number)

                              REGINA M. PISA, P.C.
                              Goodwin Procter LLP
                        Exchange Place, Boston, MA 02109
               (Name and Address of Agent for Service of Process)

                  Approximate date of proposed public offering:

       It is proposed that this filing will become effective under Rule 485 (check appropriate box):


       /X/ Immediately upon filing pursuant to paragraph (b)
       / / On _____ pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(1)
       / / On _____ pursuant to paragraph (a)(1)
       / / 75 days after filing pursuant to paragraph (a)(2)
       / / On _____ pursuant to paragraph (a)(2).


         If appropriate check the following box:


       / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

FREEDOM CASH MANAGEMENT FUND                                         [FLAG LOGO]
--------------------------------------------------------------------------------

     A money market fund investing in a diversified portfolio of high-grade money market instruments.

FREEDOM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

     A money market fund investing exclusively in U.S. Government securities.

FREEDOM TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------

     A money market fund investing in a diversified portfolio of high quality short-term municipal securities, the income of which generally is exempt from federal income tax.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS -- FEBRUARY 26, 2001

                                 ANNUAL REPORTS

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                BEGIN ON PAGE 17

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Fund Investment Objectives and Strategies...................    1
Volatility and Performance..................................    3
Investor Fees and Fund Expenses.............................    6
Investment Management.......................................    6
Buying, Selling, Exchanging Fund Shares.....................    7
Distributions and Taxes.....................................   12
Additional Information on Fund Investments..................   13
Financial Highlights........................................   15
Additional Information About the Funds......................   16

                                        (i)                           PROSPECTUS

                   FUND INVESTMENT OBJECTIVES AND STRATEGIES

FUNDAMENTAL OBJECTIVES

     The Cash Management Fund seeks to achieve as high a rate of current income as is consistent with the maintenance of liquidity and preservation of capital.

     The Government Securities Fund seeks to achieve as high a rate of current income as is consistent with the maintenance of liquidity and preservation of capital.

     The Tax Exempt Money Fund seeks to achieve as high a rate of current income exempt from federal income taxes as is consistent with the maintenance of liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

     Each Fund manages its portfolio subject to strict guidelines established by the Securities and Exchange Commission. These guidelines are designed so that the Funds may maintain a stable $1.00 share price, although there is no guarantee that a Fund will do so. Among other things, the guidelines require each Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days. In addition, all securities are denominated in U.S. dollars.

     All of the investments of each Fund must be high-quality securities. At least 95% of the total assets of each Fund must be "first tier" securities, which must be rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating category, or must be unrated securities that are considered equivalent by the investment manager. The remaining amount, up to 5% of total assets, must be invested in "second tier" securities, which, at the time of purchase, must be rated by Standard & Poor's or Moody's in their second highest short-term major rating category, or must be unrated securities but considered equivalent by the investment manager.

     Each Fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

     For more information about the Funds' investments and practices, see Additional Information on Fund Investments on page 13.

PRINCIPAL INVESTMENTS

     The Cash Management Fund invests in a diversified portfolio of high quality, short-term money market instruments. These instruments may include: short-term corporate debt, such as commercial paper; U.S. and foreign bank certificates of deposit and bankers' acceptances; securities issued or guaranteed as to principal and interest by the U.S. or foreign governments, their agencies or instrumentalities; asset and mortgage backed securities; and repurchase agreements.

     The Government Securities Fund invests exclusively in short-term U.S. government securities. These securities are issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, and may include certain mortgage-backed securities.

                                                                      PROSPECTUS

     The Tax Exempt Money Fund invests at least 80% of its total assets in a diversified portfolio of municipal securities, which include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. Those securities tend to be:

     - General Obligation Bonds -- where principal and interest are paid from the general tax revenues received by the issuer.

     - Revenue Bonds -- where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects. They are not general obligations of the issuer.

     - Industrial Development Bonds -- where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure used by a private entity. However, they are the general obligations of the private entity, not the issuer.

     The income generated by municipal securities generally is exempt from federal income tax.

     The Tax Exempt Money Fund has the right to invest up to 20% of its total assets in short-term, high-quality taxable fixed-income securities.

PRINCIPAL RISKS

     Each Fund's principal risks are those risks that could affect the overall yield of the Fund and thus, the return on your investment. They include factors that would cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies.

     Because the Tax Exempt Money Fund's securities are issued by states, their cities, towns and public authorities, the Fund's performance also may be affected by political and economic conditions at the state or local level. They may include state or city budgetary problems, declines in the tax base and, generally, any factor that may cause rating agencies to downgrade the credit ratings on state or municipal securities. Actual or proposed changes in tax rates, regulations or government-sponsored programs also could affect the yield on your investment.

     Each Fund's ability to meet redemption obligations could be burdened by its investments in securities restricted as to resale. Restricted securities generally trade among institutions in markets that are not as developed or that do not function as efficiently as more established markets.

     An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in any Fund.

                                                                      PROSPECTUS

                           VOLATILITY AND PERFORMANCE

     The information provided in the charts and tables that follow gives some indication of the risks of investing in each Fund by showing two aspects of a Fund's performance:

  Year-by-Year Total Return

     Year-by-year total return illustrates a Fund's performance for each of the last 10 calendar years. It indicates risk by showing how much returns can differ from one year to the next. Generally, funds with higher average annual total returns will also have higher volatility. Each Fund can also experience swings in short-term performance, as depicted below by the best and worst calendar quarter returns. The graphs include the effects of each Fund's expenses. No sales charges apply to purchases, exchanges or redemptions of Fund shares.

  Average Annual Total Return

     Average annual total return is a measure of a Fund's performance over time. It is calculated by taking the performance of a Fund over a given period and expressing it as an average annual rate. Average annual total return includes the effects of each Fund's expenses. It also assumes that you sold your shares at the end of the period.

     An independent measure of performance is listed with each Fund's average annual returns. These measures can be used as a rough guide when gauging the return of these and other investments. Keep in mind that these measures include the effects of Fund expenses.

     Of course, a Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.

CASH MANAGEMENT FUND

                           YEAR-BY-YEAR TOTAL RETURNS

                                                                         CASH MANAGEMENT FUND
                                                                         --------------------
1991                                                                             5.60
1992                                                                             3.13
1993                                                                             2.50
1994                                                                             3.59
1995                                                                             5.38
1996                                                                             4.86
1997                                                                             5.03
1998                                                                             5.03
1999                                                                             4.67
2000                                                                             5.94

                                                                      PROSPECTUS

     During the 10-year period shown in the bar chart above, the highest return for a quarter was 1.61% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.60% (quarter ended June 30, 1993).

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              (FOR THE YEAR ENDED 12/31/00)
                                                              -----------------------------
                                                              1 YEAR    5 YEARS    10 YEARS
                                                              ------    -------    --------
Cash Management Fund........................................   5.94%     5.10%       4.57%
*iMoneyNet First Tier Money Funds Average...................   5.64%     4.93%       4.60%

---------------
* The iMoneyNet First Tier Money Funds Average is an average of the performance of those money market funds that invest primarily in any allowable Rule 2a-7 investment, except second-tier commercial paper.

GOVERNMENT SECURITIES FUND

                           YEAR-BY-YEAR TOTAL RETURNS

                                                                      GOVERNMENT SECURITIES FUND
                                                                      --------------------------
1991                                                                             5.34
1992                                                                             3.18
1993                                                                             2.49
1994                                                                             3.36
1995                                                                             5.10
1996                                                                             4.69
1997                                                                             4.96
1998                                                                             4.93
1999                                                                             4.54
2000                                                                             5.83

     During the 10-year period shown in the bar chart above, the highest return for a quarter was 1.51% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.59% (quarter ended June 30, 1993).

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              (FOR THE YEAR ENDED 12/31/00)
                                                              -----------------------------
                                                              1 YEAR    5 YEARS    10 YEARS
                                                              ------    -------    --------
Government Securities Fund..................................   5.83%     4.98%       4.44%
*iMoneyNet US Government & Agencies Taxable Funds Average...   5.61%     4.95%       4.87%

---------------
* The iMoneyNet US Government & Agencies Taxable Funds Average is an average of the performance of those money market funds that invest primarily in Treasury bills, securities issued by agencies of the U.S. government, and repurchase agreements backed by any of those securities.

                                                                      PROSPECTUS

TAX EXEMPT MONEY FUND

                           YEAR-BY-YEAR TOTAL RETURNS

                                                                         TAX EXEMPT MONEY FUND
                                                                         ---------------------
1991                                                                             3.96
1992                                                                             2.35
1993                                                                             1.73
1994                                                                             2.19
1995                                                                             3.23
1996                                                                             2.86
1997                                                                             3.04
1998                                                                             2.88
1999                                                                             2.68
2000                                                                             3.56

     During the 10-year period shown in the bar chart above, the highest return for a quarter was 1.08% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.41% (quarter ended March 31, 1993).

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              (FOR THE YEAR ENDED 12/31/00)
                                                              -----------------------------
                                                              1 YEAR    5 YEARS    10 YEARS
                                                              ------    -------    --------
Tax Exempt Money Fund.......................................   3.56%     3.00%       2.85%
*iMoneyNet National Tax Free Funds Average..................   3.48%     3.00%       2.91%

---------------
* The iMoneyNet National Tax Free Funds Average (formerly, "IBC Stockbroker & General Purpose Tax Free Funds Average") is an average of the performance of those money market funds that invest primarily in obligations of tax-exempt entities, including state and municipal authorities.

     To obtain current yield information for any of the Funds, please call 1(800) 453-8206.

                                                                      PROSPECTUS

                        INVESTOR FEES AND FUND EXPENSES

UNDERSTANDING INVESTOR EXPENSES

     The information below gives you an idea of certain fees that you should expect to pay as an investor in each Fund and certain expenses which may be deducted from a Fund's assets.

                                                         CASH       GOVERNMENT       TAX
                                                      MANAGEMENT    SECURITIES      EXEMPT
                                                         FUND          FUND       MONEY FUND
                                                      ----------    ----------    ----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load) Imposed on
     Purchases......................................     None          None          None
  Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends......................................     None          None          None
  Redemption Fees...................................     None          None          None
  Exchange Fees.....................................     None          None          None
  Maximum Account Fees..............................     None          None          None
ANNUAL FUND OPERATING EXPENSES
  Management Fees...................................     .46%          .50%          .50%
  Distribution (12b-1 Fees).........................     None          None          None
  Other Expenses....................................     .18%          .09%          .11%
          TOTAL FUND OPERATING EXPENSES.............     .64%          .59%          .61%

---------------

EXAMPLE

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. It illustrates the effect of expenses on the value of a hypothetical $10,000 investment in a Fund at the end of one, three, five and ten year periods, assuming a 5% annual return and that a Fund's operating expenses remain constant:

                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                         ------    -------    -------    --------
Cash Management Fund...................................   $65       $205       $357        $798
Government Securities Fund.............................   $60       $189       $329        $738
Tax Exempt Money Fund..................................   $62       $195       $340        $762

     This example should not be considered a representation of past or future expenses or investment returns. Actual expenses and investment returns may be greater or less than those shown.

                             INVESTMENT MANAGEMENT

     Freedom Capital Management Corporation, One Beacon Street, Boston, Massachusetts 02108, is the investment manager for each of the Funds. The investment manager first began managing assets in 1930, and as of December 31, 2000, had approximately $9 billion of assets under management.
                                                                      PROSPECTUS

     The investment manager provides each Fund with overall investment advisory and administrative services, as well as general office facilities, as provided in its advisory agreement with the Funds. The investment manager receives a fee computed and paid monthly based upon the average daily net asset value of each Fund, payable at the annual rate of 0.50% on the first $500 million of net assets of such Fund and 0.45% on net assets in excess of that amount.

                    BUYING, SELLING, EXCHANGING FUND SHARES

OPENING AN ACCOUNT AND BUYING FUND SHARES

  Purchases by Clients of Tucker Anthony or Sutro

     You may open an account with a Fund and buy shares of a Fund through Tucker Anthony Incorporated ("Tucker Anthony") or Sutro & Co., Incorporated ("Sutro") utilizing a securities brokerage account. Your Tucker Anthony or Sutro investment executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption.

     With Brokerage Account Balances Generally, if a properly completed order to purchase Fund shares is received at any Tucker Anthony or Sutro office before 12:00 noon New York time and paid utilizing a free credit balance (i.e. immediately available funds) available in your brokerage account, your order will be executed on the same business day and you will receive dividends on such shares beginning that day. If a properly completed order to purchase Fund shares is received at any Tucker Anthony or Sutro office after 12:00 noon New York time and paid utilizing a free credit balance available in your brokerage account, your order will be executed on the next business day and dividends on such shares will be paid beginning on that day. Any purchase utilizing funds other than a free credit balance available on your brokerage account will be effected as follows:

     By Check When you pay Tucker Anthony or Sutro by check, it normally is not credited to a Fund for at least two business days after the check is deposited. Checks drawn on banks that are not members of the Federal Reserve System may take longer. When you purchase shares by check, the Fund may withhold any payment on a redemption until it is reasonably satisfied that the investment has been collected and you will receive dividends on such shares beginning on such day.

     By Wire If notice from your bank of the wire transfer is received by Tucker Anthony or Sutro before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day and you will receive dividends on such shares beginning on such day. If notice from your bank of the wire transfer is received by Tucker Anthony or Sutro after 12:00 noon New York time, your order will be executed at 12:00 noon New York time on the next business day and you will receive dividends on such shares beginning on such day. If you transfer payment by wire, the transfer may be subject to a service charge by your bank.

     You should note that Tucker Anthony or Sutro may benefit from the use of free credit balances in your brokerage account prior to their transfer to a Fund.

                                                                      PROSPECTUS

  Sweep Program

     Under the terms of the Tucker Anthony or Sutro "sweep" program, you may have your free credit balance in your brokerage account invested in shares of any Fund or any other Freedom money market fund, although at any one time your free credit balance may be invested automatically in only one fund. Free credit balances in available funds of $2,000 or more at the close of each business day will be invested automatically on the next business day in shares of the fund you designate and dividends on such shares will begin on the following business day. Automatic purchases using free credit balances of less than $2,000 will be made weekly, generally on Monday, based upon the free credit balance in the account at the close of business on the preceding Friday and dividends on such shares will begin on the following business day, generally on Tuesday.

     If you wish additional information concerning the "sweep" program, please call your investment executive.

  Freedom Asset Account

     You may also open an account in any Fund and purchase shares of any Fund with available cash in your Freedom Asset Account. A Freedom Asset Account is available through Tucker Anthony or Sutro and is composed of:

     - a Tucker Anthony or Sutro securities cash/margin account

     - an account with one of the Funds

     - a checkwriting account through Banc One

     - a Visa Gold(R) Debit Card with ATM access from Banc One

     Once you have opened a Freedom Asset Account, your investment executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption. For further information on a Freedom Asset Account, please contact your investment executive and review carefully the Freedom Asset Account agreement.

  Minimum Investments in the Funds

     A minimum investment requirement applies to all direct investments through the Tucker Anthony and Sutro brokerage accounts.

  INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
  ------------------   ----------------------
                            $100 or more
        $1,000

     Where a bank, investment manager or similar institution has a large number of accounts and is willing to receive a monthly summary of accounts in lieu of the regular statement for each account under its control, the minimum amount for initial investments by individual accounts covered by the summary of accounts is reduced to $100. All payments will be invested in full and fractional shares.

                                                                      PROSPECTUS

     There is no minimum amount for initial or subsequent investment in connection with purchases with available cash in your Freedom Asset Account or purchases through the automatic "sweep" program sponsored by Tucker Anthony and Sutro.

  General Timing of Requests

     The processing of your order will depend upon the method of payment you choose, as well as the time your order is received. Shares of each Fund are offered on a continuing basis without a sales charge at a public offering price equal to the net asset value next determined after a purchase order is received in proper form.

SELLING FUND SHARES

  Redemptions

     In order to redeem shares purchased through a Tucker Anthony or Sutro brokerage account, you should advise your investment executive, by telephone or mail, to execute the redemption. Redemption proceeds will be held in your brokerage account unless you give instructions to your investment executive to reinvest or remit the proceeds to you. Generally, redemption proceeds will not be invested for your benefit without specific instruction, and Tucker Anthony or Sutro may benefit from the use of temporarily uninvested funds. Shares purchased through a Tucker Anthony or Sutro brokerage account may also be redeemed by check redemption as described below.

     Redemptions will be effected automatically to satisfy debit balances in your brokerage account; clients will not be entitled to dividends declared on the date of redemption. Each brokerage account will be scanned automatically for debits as of the close of each business day and, after application of any free credit balances in the account to such debits, a sufficient number of shares of the Fund owned by you will be redeemed the following business day to satisfy any remaining debits. In the case of certain automatic redemptions, where Freedom Services Corporation cannot anticipate debits in a brokerage account (e.g., checks written against your account), clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by the client's broker-dealer. You should be aware that Tucker Anthony or Sutro may benefit from the use of free credit balances in your account prior to their transfer to a Fund.

  Check Redemptions

     You may redeem Fund shares by writing checks drawn on State Street Bank and Trust Company. In order to redeem shares with this checkwriting feature, you must complete a purchase application electing the feature and return the application to your Tucker Anthony or Sutro investment executive.

     If you redeem shares by using the checkwriting feature, and you recently have purchased Fund shares with a check, the amount redeemed by check may be delayed for up to 10 days after the purchase in order to allow the check you used for your purchase to clear. There is no delay for Fund shares purchased by wire.

                                                                      PROSPECTUS

     The Funds reserve the right to terminate or alter the checkwriting service at any time after giving shareholders 30 days' written notice. Your Fund account will be charged $20.00 for each stop payment order or check returned for "insufficient funds."

  Timing of Redemptions

     Redemption orders received by Freedom Services Corporation prior to 12:00 noon New York time will be priced on the basis of net asset value per share at 12:00 noon New York time that day. Redemption orders received by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced on the basis of net asset value per share at 12:00 noon New York time the next day that net asset value is computed.

     If a properly completed order to redeem Fund shares is received by a Tucker Anthony or Sutro office prior to 12:00 noon New York time, your order will be forwarded to the Fund and will be executed that day. If a properly completed order to redeem Fund shares is received by a Tucker Anthony or Sutro office after 12:00 noon New York time, your order will be forwarded to the Fund and will be executed on the following business day.

EXCHANGE PRIVILEGES

     Shares of each Fund may be exchanged for shares of the other Funds described in this Prospectus. In addition, if you have a Sutro brokerage account and are a resident of the State of California, shares of the Funds may be exchanged for shares of the Freedom California Tax Exempt Money Fund, a no-load money market fund investing in high quality short-term California municipal securities the income of which is exempt from federal income tax and California personal income tax.

     Before exchanging your Fund shares for the shares of the Freedom California Tax Exempt Money Fund, you should obtain a prospectus from your Sutro investment executive or by calling Freedom Services Corporation at (800) 453-8206.

     If you have a brokerage account with Tucker Anthony or Sutro, you must place exchange orders through your investment executive. If your exchange into a Fund is an initial investment in that Fund, the minimum amount of the exchange must be $1,000. After your initial investment, you may make subsequent exchanges in minimum amounts of $100.

  Timing of Exchanges

     Exchanges received by Freedom Services Corporation prior to 12:00 noon New York time will be priced on the basis of net asset value per share at 12:00 noon New York time that day. Exchanges received by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced on the basis of net asset value per share at 12:00 noon New York time the next day that net asset value is computed.

                                                                      PROSPECTUS

GENERAL ACCOUNT POLICIES

  Business Hours

     The Funds are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 5:00 p.m., New York time. To obtain additional information, please call Freedom Services Corporation toll free at (800) 453-8206.

  Net Asset Value

     Net asset value per share for each Fund is computed by taking the value of all assets of a Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, and interest is accrued daily. The net asset value per share of each Fund is determined daily as of 12:00 noon New York time, on each day that the New York Stock Exchange is open for regular trading.

  Minimum Account Balance

     If the value of your account falls below $500, a Fund may mail you a notice requesting that you bring your account back up to $500 or close it out. If you do not bring your account up to $500 within 30 days, the Fund may sell your shares and mail the proceeds to you at your address of record. The Funds will not redeem accounts which fall below $500 as a result of reductions in net asset value per share.

  Additional Policies

     The Funds maintain additional policies and reserve certain rights, including:

     - Each Fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and similar programs.

     - All orders to purchase shares of a Fund are subject to acceptance by that Fund.

     - Each Fund may suspend sales of its shares.

     - Each Fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission.

     - Each Fund holds investment executives of Tucker Anthony or Sutro responsible for transmission of all orders to that Fund.

                                                                      PROSPECTUS

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Each Fund distributes net income to shareholders; the Funds declare dividends daily and pay monthly. The Funds do not anticipate paying any capital gains distributions.

     You may have your distributions reinvested in your Fund, mailed out by check or deposited in a bank account. If you do not give Freedom Services Corporation other instructions, your distributions will be reinvested in your Fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

     In general, any dividends and short-term capital gains distributions you receive from a Fund are taxable as ordinary income. Distributions of other capital gains, on the other hand, generally are taxable as capital gains for individuals and certain trusts. Ordinary income and capital gains are taxed at different rates. The rates that you will pay on capital gains distributions will depend on how long your Fund held the portfolio securities giving rise to the capital gains. This is the case no matter how long you have owned your shares in a Fund and regardless of whether your distributions are reinvested or paid out in cash.

     The sale of shares in your account is a taxable event and may produce a gain or loss. An exchange is the same as a sale for tax purposes.

     Each Fund will inform you of the amount and nature of its distributions annually. Your investment in each Fund could have additional tax consequences, particularly for corporate investors. We recommend that you consult your tax professional for advice regarding the tax implications of investing in the Funds.

BACK-UP WITHHOLDING

     By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete and correct taxpayer information, including your social security or taxpayer identification number.

GOVERNMENT SECURITIES FUND

     For mutual funds organized as business trusts (such as the Government Securities Fund) most states' laws provide for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities. Thus, for residents of most states, the portion of distributions derived from the Government Securities Fund's income from investment in U.S. government securities should be free from state and local income taxes. You may wish to consult your own tax adviser regrading the tax laws in your state.

                                                                      PROSPECTUS

TAX EXEMPT MONEY FUND

     The Tax Exempt Money Fund may distribute on to you dividends which are exempt from federal income taxes. However, you may have federal tax liability to the extent that the Tax Exempt Money Fund realizes net capital gains or earns income from taxable securities. In addition, tax-exempt income may be subject to the federal alternative minimum tax. Under unusual circumstances, the Fund may invest more than 20% of its portfolio in securities which are not exempt from federal income taxes. In such cases, a portion of the Tax Exempt Money Fund's income may be subject to federal income taxes.

     The Tax Exempt Money Fund will inform you of the amount and nature of its distributions annually. The information will detail the amount of federal and state tax-exempt income, and the taxable ordinary income and capital gains distributed to you during the previous year.

FEDERAL ALTERNATIVE MINIMUM TAX

     The alternative minimum tax is a federal tax that could affect you if you have high income but pay relatively little tax under the ordinary tax schedules. This may be the case if you have substantial deductions or certain types of tax-free income. Interest from so-called private activity bonds such as industrial revenue bonds is generally subject to the alternative minimum tax. Consequently, the Tax Exempt Money Fund does not under normal circumstances, invest more than 20% of its total assets in taxable securities including those subject to the alternative minimum tax.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

     Each Fund's principal investment strategies and risk factors are outlined beginning on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

SECURITIES RATINGS

     When securities are rated by one or more independent rating agencies, each Fund uses these ratings to determine credit quality. In cases where a security has received a rating from only one independent rating agency, it may rely on that rating. If a security has received ratings from two or more rating agencies and at least two of the ratings are equivalent, a Fund may rely on the two equivalent ratings even if the other ratings are lower. In cases where a security's two highest ratings are in conflicting categories, a Fund must follow the lower rating. If a security is unrated, a Fund may assign it to a given category based on its own research.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

                                                                      PROSPECTUS

WHEN-ISSUED SECURITIES

     Each Fund may invest in "when-issued" securities. When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement, the Fund does not accrue interest but the market value may fluctuate. If a Fund invests in securities of this type, it will maintain a segregated account with its custodian to pay for them and they will be marked to market daily.

BORROWING

     Each Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment), but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

ILLIQUID SECURITIES

     Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, in seven days or less, at approximately the value at which a Fund has valued the securities. They may be thinly traded or traded in markets that do not function as efficiently as established markets, which may make them difficult to sell if a Fund must raise cash to meet redemptions. Because they generally are traded in inefficient markets, their value may have a subjective element. Each Fund may not invest more than 10% of its net assets in securities for which no readily available market exists or which are otherwise illiquid.

                                                                      PROSPECTUS

                              FINANCIAL HIGHLIGHTS

     The table of FINANCIAL HIGHLIGHTS below represents a summary history of our operations. The table uses the Funds' fiscal year (which ends December 31) and expresses the information in terms of a single share outstanding throughout each year. The table has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report, along with each Fund's financial statements, are included in the Annual Report, which begins on page 17. The financial highlights information should be read in conjunction with the financial statements and related notes.

                                                                                                                   RATIO OF NET
                                                                                                       RATIO OF     INVESTMENT
                             NET ASSET                DIVIDENDS    NET ASSET                           EXPENSES     INCOME TO
                               VALUE        NET        FROM NET      VALUE              NET ASSETS    TO AVERAGE     AVERAGE
           YEAR              BEGINNING   INVESTMENT   INVESTMENT    END OF     TOTAL    END OF YEAR     DAILY         DAILY
           ENDED              OF YEAR      INCOME       INCOME       YEAR      RETURN   (THOUSANDS)   NET ASSETS    NET ASSETS
---------------------------  ---------   ----------   ----------   ---------   ------   -----------   ----------   ------------
CASH MANAGEMENT FUND
December 31, 2000..........    $1.00      $0.0580      $(0.0580)     $1.00      5.94%   $3,221,837       0.64%         5.80%
December 31, 1999..........     1.00       0.0458       (0.0458)      1.00      4.67     2,651,422       0.64          4.58
December 31, 1998..........     1.00       0.0491       (0.0491)      1.00      5.03     2,330,295       0.65          4.91
December 31, 1997..........     1.00       0.0492       (0.0492)      1.00      5.03     1,746,837       0.69          4.92
December 31, 1996..........     1.00       0.0476       (0.0476)      1.00      4.86     1,637,286       0.71          4.76
GOVERNMENT SECURITIES FUND
December 31, 2000..........    $1.00      $0.0570      $(0.0570)     $1.00      5.83%   $  621,610       0.59%         5.70%
December 31, 1999..........     1.00       0.0446       (0.0446)      1.00      4.54       481,808       0.61          4.46
December 31, 1998..........     1.00       0.0481       (0.0481)      1.00      4.93       443,517       0.61          4.81
December 31, 1997..........     1.00       0.0485       (0.0485)      1.00      4.96       370,358       0.65          4.86
December 31, 1996..........     1.00       0.0460       (0.0460)      1.00      4.69       309,938       0.65          4.60
TAX EXEMPT MONEY FUND
December 31, 2000..........    $1.00      $0.0351      $(0.0351)     $1.00      3.56%*  $  474,123       0.61%(a)      3.50%(b)
December 31, 1999..........     1.00       0.0265       (0.0265)      1.00      2.68 *     367,075       0.63 (a)      2.64 (b)
December 31, 1998..........     1.00       0.0283       (0.0283)      1.00      2.88 *     355,393       0.63 (a)      2.83 (b)
December 31, 1997..........     1.00       0.0300       (0.0300)      1.00      3.04 *     289,904       0.66 (a)      2.98 (b)
December 31, 1996..........     1.00       0.0283       (0.0283)      1.00      2.86       263,089       0.63          2.82

---------------
(a) Ratio of expenses to average daily net assets after expense credits was 0.60%, 0.62%, 0.62% and 0.64% for the years ended December 31, 2000,
    December 31, 1999, December 31, 1998 and December 31, 1997, respectively.

(b) Ratio of net investment income to average daily net assets after expense credits was 3.51%, 2.65%, 2.83% and 3.00% for the years December 31, 2000, December 31, 1999, December 31, 1998 and December 31, 1997, respectively.

 *  Total return would have been lower without credits allowed by the custodian.

                                                                      PROSPECTUS

                                     PART B


                To the Registration Statement of Freedom Group of
               Tax Exempt Funds including Freedom Tax Exempt Money Fund (the "Tax Exempt Fund") and Freedom California
                  Tax Exempt Money Fund (the "California Fund")

                       STATEMENT OF ADDITIONAL INFORMATION
                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                                   A SERIES OF
                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                                  (THE "FUND")

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated February 26, 2001, which may be obtained at no charge from Freedom Distributors Corporation, One Beacon Street, Boston, Massachusetts 02108. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is February 26, 2001.


                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
GENERAL INFORMATION.......................................................    2

INVESTORS FOR WHOM THE FUND IS DESIGNED...................................    3

INVESTMENT POLICIES.......................................................    3

INVESTMENT RESTRICTIONS...................................................   12

PORTFOLIO TRANSACTIONS....................................................   13

CURRENT YIELD.............................................................   13

ADDITIONAL INFORMATION ON REDEMPTION......................................   14

NET ASSET VALUE...........................................................   14

ADDITIONAL INFORMATION ON TAXES...........................................   15

MANAGEMENT OF THE FUND....................................................   19

THE INVESTMENT ADVISER....................................................   20

DISTRIBUTION OF SHARES OF THE FUND........................................   22

TRANSFER AGENT............................................................   22

CUSTODIAN.................................................................   22

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS..........................   22

INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
RECOGNIZED STATISTICAL RATING ORGANIZATIONS("NRSROS").....................   23


         The Fund's financial statements as of and for the year ended December 31, 2000, which are included in the Fund's Annual Report for that year, are incorporated by reference. The Annual Report is available with the Prospectus, without charge, upon request by calling (800) 453-8206.

                               GENERAL INFORMATION

         Freedom Group of Tax Exempt Funds (the "Trust") is a Massachusetts business trust, having been organized on June 1, 1982. The Trust currently has two series, Freedom Tax Exempt Money Fund, a tax exempt money market fund which is described in a separate prospectus and statement of additional information, and Freedom California Tax Exempt Money Fund (the "Fund"). The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, $1.00 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in only one class.

         The assets received by the Fund from the issue and sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

         Each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trust called a meeting of shareholders on December 16, 1996 at which time shareholders elected the Board of Trustees. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders for a vote, the holder of each share of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. The Master Trust Agreement also provides that if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder lists or inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Advisor believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Trust is an "open-end" management investment company, and the Fund is a "non-diversified" fund as those terms are defined in the 1940 Act. The Fund intends to qualify as a "money market fund" within the meaning of Rule 2a-7 under the 1940 Act, which includes complying with the portfolio quality, maturity and diversification requirements of that rule.

         The Trust called a meeting of shareholders on May 20, 1998, at which time the shareholders approved (i) a new investment advisory agreement between the Trust and the Advisor and (ii) the election of PricewaterhouseCoopers LLP as the Trust's independent auditors.


                     INVESTORS FOR WHOM THE FUND IS DESIGNED

         The Fund is designed for investors who, because of their tax bracket, would benefit from receiving income exempt from federal and California personal income taxes. The Fund is not appropriate for retirement plans where income is already tax-deferred.

         The Fund offers the economic advantages of block purchases of securities and diversification. Securities and instruments of the types in which the Fund invests are not generally available in denominations of less than $100,000, and in many cases the minimum denominations are substantially higher. Typically, higher yields are not available unless money market instruments are bought directly from issuers in amounts of $1,000,000 or more. The Fund also offers investors the opportunity to participate in a more diversified selection of short-term securities than the size of each investor's own portfolio might otherwise permit.

         Investment in the Fund may also relieve the investor of several administrative burdens usually associated with the direct purchase of money market instruments, such as coordinating maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and/or sell and maintaining separate principal and income records. Furthermore, purchasers electing and complying with the procedures for expedited redemption have the convenience, if a redemption order is received before 12:00 noon, New York time, on a business day on which the New York Stock Exchange is open for regular trading, of having the proceeds from the redemption of their shares remitted to their bank account at a member bank of the Federal Reserve System by Federal Funds wire for use on the same business day, provided that the federal wire system is open. In addition, shareholders availing themselves of the Fund's check redemption program have the convenience of making redemptions merely by writing a check. See "How to Redeem Shares" in the Prospectus. All such advantages, however, will be reduced to the extent of the expenses and losses of the Fund in which you invest (including losses from portfolio transactions or from defaults, if any, in payments of interest or principal by issuers).

                               INVESTMENT POLICIES

         The following information supplements the discussion of the Fund's investment policies discussed in the Prospectus. The policies described above in this section are not fundamental and may be changed upon notice to shareholders.

OPERATING AS A MONEY MARKET FUND--GENERALLY

         In order to provide you with liquidity, the Fund follows practices to maintain a $1.00 share price: limiting its portfolio's average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high quality securities, you should be aware that your investment is not without risk even if all the securities in the portfolio are paid in full at maturity. The Fund has a fundamental investment objective with an investment program to aid in achieving its objective. There is no assurance that the Fund will achieve its investment objectives. All money market instruments and debt securities, including short-term municipal securities, can change in value when interest rates change or when an issuer's creditworthiness changes.

         The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Adviser in accordance with procedures established by the Trustees (collectively, "Eligible Securities"). The Fund will limit its investments to Eligible Securities that present minimal credit risk, as determined by the Adviser in accordance with procedures established by the Trustees.

         All Eligible Securities may be classified as "first tier" securities and "second tier" securities. In general, first tier securities consist of Eligible Securities that have received the highest rating by at least two NRSROs (or by one NRSRO, if only one NRSRO has rated the security) or which are unrated but determined to be of comparable quality. All other Eligible Securities are classified as second tier securities. A description of the ratings of the NRSROs is contained on page 23 of the Statement of Additional Information.

ADDITIONAL INFORMATION ON CALIFORNIA MUNICIPAL SECURITIES

         "California Municipal Securities" are generally understood to include debt obligations issued by the State of California and its political subdivisions to obtain funds for various public purposes. Such securities may have fixed or adjustable rates of interest. Following purchase by the Fund, a California Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires a sale of such security by the Fund, although Freedom Capital Management Corporation (the "Adviser") will consider such event to be relevant in determining whether the Fund should continue to hold such security in its portfolio. If the rating accorded by Moody's or S&P for California Municipal Securities changes due to changes in the rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained herein.

         The two principal classifications of California Municipal Securities are "municipal notes" and "municipal bonds."

         Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal notes include:

         1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as revenues available under federal revenue sharing programs.

         3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         4. Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         5. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         6. Other. The Fund may invest in certain variable and floating rate demand notes. Such securities have interest rates that are adjusted periodically. Variable and floating rate demand notes generally have a maturity in excess of one year but permit their holder to demand prepayment upon a specified number of days' notice and so may be treated as short-term investments under certain circumstances.

         Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds, revenue bonds.

         1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and waste and sewer systems. The basic security behind a general obligation bond is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. Revenue Bonds. Revenue bonds fund two sorts of projects, publicly-operated facilities ("revenue bonds") and privately-operated facilities ("industrial development bonds").

                  (a) Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, waste and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental entity's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                  (b) Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance privately-operated public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Tax exempt industrial development bonds do not generally carry the pledge of the issuing municipality.

         Certain of the California Municipal Securities may be backed by a letter of credit issued by a domestic or foreign bank in order to improve their credit rating. In that case, the Fund considers the bank to be the ultimate obligor and credit risk. See "Risk Considerations."

         There are also other types of California Municipal Securities that are, or may become, available which are similar to the foregoing municipal notes and municipal bonds. California Municipal Securities are sometimes supported by an irrevocable, unconditional external agreement (normally a bank letter of credit) from a bank whose own securities are of high quality in order to improve the credit rating of the California Municipal Security. Such external agreement may be issued by a foreign bank.

         For the purpose of the Fund's investment restrictions set forth beginning on page 12, the identification of the "issuer" of California Municipal Securities which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities. In the case of industrial development bonds, the "issuer" is the user of the facility, which is usually a non-governmental entity.

         The Fund will not generally invest more than 25% of its total assets in any industry. Tax exempt California Municipal Securities issued by the State of California and its political subdivisions are not considered part of any industry. However, "industrial development bonds" described above will be subject to this limitation. It is possible that the Fund may from time to time invest more than 25% of its assets in a particular segment of the California Municipal Securities market, such as hospital revenue obligations, housing agency obligations, or airport revenue obligations. This would be the case only if the Adviser determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Economic, business, political and other developments generally affecting the revenues of issuers in a market segment (e.g. proposed legislation or pending court decisions affecting the financing of projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in the segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds. However, the interest on certain tax exempt securities which the Fund may purchase will be included in income subject to the federal alternative minimum tax. The Fund's present policy is to invest no more than 20% of its total assets in taxable securities including those subject to the alternative minimum tax.

         Obligations of issuers of California Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its California Municipal Securities may be materially affected. The Fund may invest more than 25% of its total assets in California Municipal Securities the interest upon which is paid from revenues of similar types of projects. There could be economic, business or political developments which might affect all California Municipal Securities of a similar type. However, the Fund believes that the most important consideration affecting the credit risk is the quality of particular issues of California Municipal Securities, rather than factors affecting all, or broad classes of, California Municipal Securities.

CERTAIN INVESTMENT STRATEGIES

         Repurchase Agreements. The Fund may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Repurchase agreements maturing in more than seven days, together with any other illiquid instruments held by the Fund (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), will not, at the time entered into, exceed 10% of the net assets of the Fund. Because of their short maturity, repurchase agreements provide liquidity to the Fund while allowing the Fund to remain fully or substantially invested. The Fund will only enter into repurchase agreements of one business day's maturity and only with broker/dealers with substantial capital or major U.S. banks. Each repurchase agreement will be fully collateralized with respect to both principal and interest by U.S. Treasury instruments for the entire term of the agreement. Upon payment, possession of all underlying collateral will be transferred to an agent of the Fund for the term of the agreement. If a particular securities dealer or bank defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

         Borrowing. The Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

         Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which no readily available market exists or which are otherwise illiquid (including repurchase agreements maturing in more than one week). The Fund may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. However, if the Trustees determine that they are liquid, based upon a continuing review of the trading markets for specific Rule 144A securities, then they may be purchased without regard to the 10% limit. The Trustees will carefully monitor the Fund's investments in these securities, focusing on factors, among others, such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

RISK CONSIDERATIONS

         The ability of the Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of California Municipal Securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. It should also be pointed out that, unlike other types of investments, California Municipal Securities traditionally have not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future.

         With respect to California Municipal Securities that are backed by a letter of credit issued by a foreign bank, the Fund considers the bank to be the ultimate obligor and credit risk. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

         There are risks in any investment program, and there is no assurance that the Fund will achieve its investment objective. California Municipal Securities are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax exempt securities market and other market factors.

         You should be aware that certain California constitutional amendments, legislative measures, executive orders, administrative regulations, voter initiatives and judicial decisions could result in certain adverse consequences affecting California Municipal Securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California Municipal Securities to maintain debt service on their obligations, particularly if adverse economic developments should reduce public revenues. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Finally, the Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by the Fund.

         The Fund is a "non-diversified" fund as defined in the Investment Company Act of 1940. As a non-diversified fund, the Fund may invest a larger percentage of its assets in individual issuers than a diversified fund. To the extent the Fund makes investments in excess of five percent of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased and such investments, therefore, may make an investment in the Fund riskier than an investment in a diversified fund. However, the Fund will be subject to diversification requirements imposed under the Internal Revenue Code.

         Except for the Fund's investment objective and certain investment restrictions designated as fundamental in this Statement of Additional Information, the investment policies described in the Prospectus and in this Statement of Additional Information are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval.

         Since the Fund's portfolio concentrates its investments in California Municipal Securities, the Fund is affected by any political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers or otherwise affect the ability of California issuers to pay interest or repay principal. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

         Certain of the California Municipal Securities in which the Fund invests may be obligations of issuers that rely, as a source of revenue, in whole or in part, directly or indirectly, on ad valorem real property taxes. In 1978, state voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such city, county or district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in state taxes for the purpose of increasing revenues, whether by increased rates or changes in methods of computation.

         Certain California Municipal Securities may be obligations of issuers which rely in whole or in part on state revenues for payment of such obligations. After the adoption of Article XIIIA, legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, the increase of state aid to such agencies, and the assumption by the state of certain obligations previously paid out of local funds. More recent legislation has, however, reduced state assistance payments to local governments. There can be no assurance that any particular level of state aid to local governments will be maintained in future years.

         In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the state and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by state and local government entities. If a governmental entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within the two subsequent fiscal years, generally by a tax credit, refund, or temporary suspension of tax rates or fee schedules. One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). During the 1986-87 fiscal year, when excess revenues could not be carried over to the following year, the State General Fund collected approximately $1 billion more than could be spent under the Article XIIIB limitation. These excess revenues were returned to taxpayers, and no assurance exists that similar excess tax collections will not recur in the future.

         In 1988 and 1990, Article XIIIB was amended to require the State Legislature to establish a prudent state reserve, and to require the transfer of 50% of excess revenues to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit. It was further amended in 1990 to exclude from the appropriations limit appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations. In 1988, California voters approved an initiative known as Proposition 98, which, in addition to amending Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.

         In addition to the adoption of Articles XIIIA and XIIIB, in June 1982 state voters approved initiative measures which: (1) repealed the state gift and inheritance taxes and enacted a California death tax, and (2) reduced state personal income tax revenues by increasing the amount by which personal income tax brackets will be adjusted for inflation. The State Legislature has also adopted other changes in revenue laws which reduce state tax revenues by exempting business inventories from state personal property taxation, excluding acquisitions of real estate to replace property transferred to a public entity from the definition of "change of ownership" for property tax purposes, and adopting a variety of tax credits.

         In 1986, state voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In 1996, state voters approved an initiative measure known as Proposition 218, which imposed similar voter approval requirements for local taxes imposed by charter cities in California. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

         The application and interpretation of a number of the foregoing provisions of the State Constitution and laws are currently and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of such provisions, their implementing legislation and regulations issued by the State Board of Equalization. However, the outcome of such litigation, legislation and regulations could substantially impact local property tax collections and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.

         Certain debt obligations in which the Fund invests may be payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California laws limit the remedies of a creditor secured by a mortgage or deed of trust.

         The effects of these various constitutional and statutory provisions upon the ability of the issuers of California Municipal Securities to pay interest and principal on their obligations remains unclear. In addition, other measures affecting the taxing or spending authority of the state or its political subdivisions may be enacted in the future.

         California is the most populous state in the nation with a total population estimated at over 34 million as of July 1, 1999. The State now comprises 12.5% of the nation's population and 12.7% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, from 1990-1993, California suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been performing strongly since the start of 1994. The unemployment rate, while still higher than the national average, fell to an average of 5.2% during 1999, compared to over 10% at the worst of the recession.

         Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

         Because of capacity constraints in electric generation and transmission, California electric utilities have been forced to purchase wholesale power at high prices this past summer and more recently. Under current deregulation rules for the electric industry enacted in 1996, two of the State's large investor-owned utility ("IOU") companies are not allowed to charge customers the full cost of service, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale power costs. Legislation was enacted to streamline the process for siting new power plants, but it will be several years until a significant number of new suppliers will enter the California market. In January, 2001, two of the IOUs were granted temporary rate increases in the face of reportedly serious financial difficulties, including concerns about possible bankruptcy, and the Governor of California signed legislation that authorizes the State to issue up to $10 billion in bonds to purchase electricity. The bonds would be repaid over time by ratepayers. While the Governor, the State Legislature, the State Public Utilities Commission and the Federal Energy Regulatory Commission all are considering further actions to deal with shortcomings in the State's deregulated energy market, it is not possible to predict at this time what the long-term impact of these developments will be on California's economy.

         In addition, California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy.

         Notwithstanding California's recent positive operating results, there are long-term State budget uncertainties resulting from strict property tax limits and the share of the budget which must be devoted to education as well as the issues which necessarily accompany an economy in transition from defense-related aerospace to the diverse clusters of high technology, manufacturing and service industries, best described as the information economy.

         The recession severely affected state revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of several fiscal years.

         The combination of resurging exports, a strong stock market, and a rapidly growing economy in 1999 and early 2000 resulted in unprecedented growth in the State's General Fund revenues during fiscal year 1999-2000. Revenues are estimated to have been about $71.2 billion, which is $8.2 billion higher than projected for the 1999 Budget Act. The State's Special Fund for Economic Uncertainties ("SFEU") had a record balance of over $7.2 billion on June 30, 2000. On that date, the Governor signed the 2000 Budget Act enacting the State's fiscal year 2000-01 budget. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8 percent above the estimates for 1999-2000. The Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000, and reflects the use of $5.5 billion from the SFEU. The Budget Act also includes Special Fund expenditures of $15.6 billion, from revenues estimated at $16.5 billion, and Bond Fund expenditure of $5.0 billion.

         In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments. The State estimates the SFEU will have a balance of $1.781 billion at June 30, 2001. In addition, the Governor held back $500 million as a set aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the 2000 Budget Act in order to achieve the budget reserve. The State will not undertake a revenue anticipation note borrowing in 2000-01.

         The Governor's 2001-2002 proposed budget provides for total State spending of $102 billion (excluding expenditures of federal funds and selected bond funds). This represents an increase of $7.5 billion, or 7.9%, over the current year. Slightly over 80% of this total spending is from the General Fund, while the remainder is from special funds. The proposed budget projects General Fund revenue will total $79.4 billion in 2001-02, an increase over the current year of $2.5 billion (3.3%). Budget-year General Fund expenditures are estimated at $82.9 billion, an increase of $3.1 billion (3.9%) over 2000-01. After accounting for various set-asides, the Governor's estimated 2001-02 year-end General Fund budgetary reserve is $1.9 billion, or about 2.4% of expenditures.

         Because of the State of California's continuing budget problems, the rating of the State's general obligation bonds was downgraded in July 1994 from Aa to A1 by Moody's Investors Service, Inc.("Moody's"), from A+ to A by Standard & Poor's Corporation, and from AA to A by Fitch IBCA, Inc.("Fitch"), All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. The State's improved economy and budget, however, have resulted since then in several upgrades in its general obligation bond ratings. As of February 2, 2001, the State's general obligation bonds were rated Aa2 by Moody's, AA by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         The State is party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair State revenues.

        Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

SPECIAL TYPES OF CALIFORNIA MUNICIPAL SECURITIES

         In addition to the general types of California Municipal Securities discussed above, the Fund may invest in the following special types of California Municipal Securities.

         When-Issued Securities. California Municipal Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of municipal notes; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income. It is the Fund's intention, however, to be fully invested to the extent practicable, subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a California Municipal Security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

         In accordance with Securities and Exchange Commission policy, whenever the Fund agrees to purchase securities on a when-issued basis, its custodian will set aside cash or portfolio securities equal to the amount of the commitment in a separate account. If necessary, additional assets will be placed in the account daily so that the value of the account will equal the amount of the Fund's purchase commitment. When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then-available cash flow, sale of securities held in the separate account, cash held in the separate account or otherwise, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). To the extent that the Fund sets aside portfolio securities to satisfy its purchase commitment for when-issued securities, there will be a greater possibility of fluctuation in market value of the Fund's shares (see "Pricing of Our Shares" in the Prospectus) than if the Fund were to set aside cash. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

         Variable and Floating Rate Instruments. The Fund may invest in certain variable rate instruments (where the coupon interest rate adjusts on set dates) or floating rate instruments (where the coupon interest rate adjusts whenever a specific interest rate changes). The Fund may invest, subject to various conditions, in any variable or floating rate instrument that is scheduled to mature in more than 397 days if the Fund has certain demand rights to sell the instrument. For the purposes of qualifying the Fund as a money market fund, which includes complying with Rule 2a-7 under the Investment Company Act of 1940, each such long-term variable rate instrument shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or until the principal amount can be recovered through demand, and each such long-term floating rate instrument shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Fund also may invest, subject to various conditions, in variable or floating rate securities where the principal amount of each such security is unconditionally to be paid in full in 397 days or less. For the purposes of qualifying as a money market fund, the maturity of each such short-term variable rate instrument shall be deemed to be the earlier of the period remaining until the next adjustment of the interest rate or until the principal amount can be recovered through demand, and the maturity of each such short-term floating rate security shall be deemed to be one day. Any variable or floating rate instrument in which the Fund may invest must be reasonably expected to have a market value that approximates its amortized cost and all are subject to other conditions specified in Rule 2a-7.

TEMPORARY TAXABLE AND TAX-EXEMPT INVESTMENTS

         Although the Fund will be invested primarily in California Municipal Securities, the Fund is authorized to place up to 20% of its net assets in taxable investments, cash reserves or short-term municipal securities issued outside of California during normal market conditions for liquidity reasons. During periods of uncertain market conditions, the Fund may place more than 20% of its total assets for temporary defensive purposes in taxable investments, cash reserves or short-term municipal securities issued outside of California. The taxable investments in which the Fund may invest are:

                  (a) obligations of the U.S. Government and its agencies and instrumentalities (not all of such obligations are backed by the full faith and credit of the United States; for example, bonds issued by Federal National Mortgage Association, a private corporation, are backed only by the credit of the issuing instrumentality);

                  (b) certificates of deposit, bankers' acceptances and short-term obligations of domestic branches of U.S. banks with total assets of $1 billion or more;

                  (c) commercial paper rated at least A-1 by Standard & Poor's, Prime-1 by Moody's (or equivalently rated by another NRSRO), or, if not rated, of equivalent investment quality as determined by the Adviser;

                  (d) short-term debt securities of issuers having, at the time of purchase, a quality rating within one of the two highest rating categories by Moody's (Aaa or Aa) or Standard & Poor's (AAA or AA) (or equivalently rated by another NRSRO);

                  (e) repurchase agreements with respect to an underlying security which would otherwise qualify for investment by the Fund.

         Temporary taxable investments of up to 20% of total assets may also be made in anticipation of redemptions, pending investment of proceeds from subscription for Fund shares or from the sale of portfolio securities, or because of market conditions or the scarcity of suitable California Municipal Securities. Interest income from taxable investments will be taxable to shareholders as ordinary income under federal tax laws and California personal income tax. Consequently, the Fund intends to invest its assets in California Municipal Securities to the maximum extent possible and prudent.

         The short-term tax exempt municipal securities of non-California issuers in which the Fund may invest include tax anticipation notes, revenue anticipation notes, general obligation bonds, industrial revenue bonds, construction loan notes and tax anticipation commercial paper. Such securities will be limited to those obligations which, at the time of purchase, are (a) rated in the top two categories of Moody's (Aaa or Aa) or Standard & Poor's (AAA or AA) or, in the case of municipal notes, rated MIG-1 by Moody's, or A-1 by S&P; or (b) unrated municipal obligations which, in the opinion of the Adviser, have credit characteristics equivalent to such ratings. The income from such securities is exempt from federal income taxes but may not be exempt from California personal income taxes.

GENERALLY

         There can be no assurance that the Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Fund may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term California Municipal Securities market.

         Yields on California Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligations and the rating of the issue.

         Tax exempt securities purchased on a when-issued basis are subject to changes in value as a result of changes in interest rates in the same way that securities held in the Fund's portfolio are. Purchasing tax exempt securities on a when-issued basis can thus involve a risk that yields available in the market when delivery takes place may actually be higher than those obtained in the when-issued transaction.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions may not be changed without a shareholder vote. A change requires the affirmative vote of a majority of the Fund's outstanding shares, which as used in this Statement means the lesser of
(1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. With respect to investment restrictions Number 1 through 9 below, the Fund may not:

         1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell straddles, spreads, or combinations thereof.

         2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, the Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

         3. Act as an underwriter of securities of other issuers, except to the extent that the purchase of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.

         4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities.

         5. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments issued or guaranteed by the California state government or a political subdivision thereof and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         6. Purchase or sell real estate, except this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

         7. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

         8. Make loans, except that the Fund may hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.

         9. Issue any class of securities senior to any other class of securities, except that the Fund may purchase when-issued securities as described in the Prospectus and herein.

         10. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 11 through 14 below, the Fund may not:

         11. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of securities of money market mutual funds.

         12. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         13. Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years, except obligations issued or guaranteed by the U.S. Government or its agencies, or California Municipal Securities (other than industrial development bonds) (for this purpose the period of operation of the issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

         14. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         15. The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         For the purposes of the limitations set forth in paragraphs 5, 13 and 14, the Fund will regard the entity which has the ultimate responsibility for the payment of principal and interest as the issuer.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.


                             PORTFOLIO TRANSACTIONS

         The Advisory Agreement authorizes the Adviser (subject to the control of the Board of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. The Advisory Agreement directs the Adviser to use its best efforts to obtain the best overall terms for the Fund, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

         Purchases and sales of the Fund's portfolio securities are generally placed by the Adviser with the issuer, the issuer's underwriter or with a primary market maker. Usually no brokerage commission is paid, although the price usually includes an undisclosed compensation. (Transactions with primary market makers reflect the spread between bid and asked prices; purchases of underwritten issues include an underwriting fee paid by the issuer to the underwriter.) During the last three fiscal years ended December 31, 1998, 1999 and 2000 the Fund paid no brokerage commissions.

         To the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research services such as credit analysis. Any such research services would be available for use on all investment advisory accounts of the Adviser.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

         In no instance will portfolio securities be purchased from or sold to Sutro or any affiliated person (as defined in the 1940 Act) thereof.


                                  CURRENT YIELD

         The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement or prospectus for a "money market" fund be computed by a standardized method based on a historical seven calendar day period referred to as the "base period." The yield quoted may be a simple annualized yield or a compounded effective yield which gives effect to the reinvestment of the proceeds of the investment portfolio. The yield for the Fund may also be quoted on a tax equivalent basis. If the compounded effective yield is used in an advertisement, the simple annualized yield must also be included. Both yields are computed on the basis of the base period return on a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the seven-day base period. The base period return equals the net change in value of the account over the seven-day period, including dividends declared both on the original share and on any additional shares purchased with previous dividends (such dividends are declared daily and paid from the net investment income of the Fund) and minus all fees, other than nonrecurring account or sales charges charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The fees deducted will take into account the expense limitation agreement as described in "Investment Management" in the Prospectus. The net change in value does not include realized gains and losses from the sale of securities or unrealized appreciation or depreciation of the securities. The base period return is then multiplied by 365/7 to arrive at the annualized simple yield. The compounded effective yield is calculated by dividing the base period return (calculated as above) by 7, adding 1, raising that sum to the 365th power and subtracting 1 from the result. Both calculations of yields are then expressed to at least two decimal points. The tax equivalent annualized simple yield is determined by dividing that portion of the annualized simple yield that is tax-exempt by 1 minus a stated income tax rate, and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. The tax equivalent compounded effective yield is calculated by dividing that portion of the compounded effective yield by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's compounded effective yield that is not tax-exempt.


         For the seven day period ended December 31, 2000, the simple annualized yield of the Fund was 3.37%, the compound effective yield was 3.43%, the tax equivalent annualized simple yield was 6.59% and the tax equivalent compounded effective yield was 6.71% (in each case assuming an income tax rate of 48.9%), and the Fund had an average weighted maturity of investments of 28 days.



                      ADDITIONAL INFORMATION ON REDEMPTION

         The Fund may suspend redemption privileges or postpone the date of payment on shares for more than seven days during any period (1) when the New York Stock Exchange is closed (other than for weekends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

         It is possible that under unusual circumstances the redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.


                                 NET ASSET VALUE

         As disclosed in the Prospectus, the net asset value per share of the Fund is determined at 12:00 noon New York time Monday through Friday, as described below. The Fund will be closed on the following national business holidays: New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is determined daily under the general supervision of the Trust's Board of Trustees by the Fund's custodian at 12:00 noon New York time on each day on which the New York Stock Exchange is open for regular trading or on which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's redeemable securities might be materially affected by changes in the value of the portfolio securities. Purchase or redemption orders received by Freedom Services Corporation prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders received by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of the Fund, less liabilities, and dividing by the number of shares outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.

         Since the Fund has adopted a policy of normally holding portfolio securities to maturity, all portfolio securities of the Fund will normally be valued at amortized cost. Thus, it is not expected that realized or unrealized gains or losses on portfolio securities will be a substantial factor in the computation of the net asset value or gross income of the Fund. If in some extraordinary circumstance the Fund experiences gains or losses (realized or unrealized), whether recognized or unrecognized, this could result in a change in net asset value, a change in dividends, or both.

         The Trust intends to comply with the provisions of Rule 2a-7 under the 1940 Act, which permits the Fund to compute the net asset value using the amortized cost method of valuing portfolio securities. To comply with that rule, the Board of Trustees has agreed to establish procedures to stabilize the net asset value for the Fund at $1.00 per share. These procedures include a review by the Board of Trustees of the extent of any deviation of net asset value per share, based on available market quotations or estimates of market value determined by the Board of Trustees in good faith, from the Fund's $1.00 amortized cost value per share. If that deviation exceeds 1/2 of 1%, the Board of Trustees will consider any action that should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must (a) maintain a dollar weighted average portfolio maturity of 90 days or less, (b) not purchase any instrument with a remaining maturity greater than 397 days, (c) limit portfolio investments, including repurchase agreements, to securities that, at the time of acquisition, (i) are rated in one of the two highest categories by at least two NRSROs (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Board of Trustees in accordance with procedures established by the Board of Trustees, and (d) comply with certain reporting and recordkeeping procedures. The Trust's officers will periodically review the method of valuation and recommend changes to the Board of Trustees which may be necessary to assure that the portfolio securities of the Fund are valued at their fair value as determined by the Trustees in good faith. The Fund will limit its investments to securities that present minimal credit risks, as determined by the Board of Trustees in accordance with the procedures established by the Board of Trustees.

         Amortized cost valuation involves valuing a security at its acquisition cost and adding or subtracting, ratably to maturity, adjustments for amortization of premium or accretion of discount, regardless of the impact of current market factors on the market value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

         Since there is no sales load involved in an investment in the Fund, 100% of the shareholder's purchase price is invested in shares of the Fund.


                         ADDITIONAL INFORMATION ON TAXES

         The following discussion offers only a brief outline of certain federal and California tax consequences of investing in the Fund. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of federal, state, local and foreign taxes upon such an investment.

FEDERAL INCOME TAXATION OF THE FUND


         Since its inception, the Trust and the Fund have intended to operate in a manner that enables the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be, liable for federal income taxes on its net investment income (i.e., the Fund's "investment company taxable income", as that term is defined in the Code, without regard to the deduction for dividends paid) or on its net capital gain (i.e., the Fund's net long-term capital gains in excess of the sum of its net short-term capital losses and capital loss carryforwards from prior years, if any) that it distributes to shareholders, provided that the Fund distributes at least 90% of its net investment income and tax-exempt interest income for the taxable year. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. To qualify for tax treatment as a "regulated investment company" under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). Furthermore, in order to be entitled to pay "tax-exempt interest dividends" (as that term is defined in the Code) to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from federal income tax. The Fund intends to satisfy all of the forgoing requirements.






         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable ordinary income for the calendar year (not taking into account any capital gains or losses), (2) 98% of its capital gains in excess of capital losses for the twelve month period ending on October 31 of the calendar year (reduced by net ordinary loss for the entire calendar year), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For purposes of the 4% excise tax calculation, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by calendar year-end. The Fund intends to make sufficient distributions to avoid the 4% excise tax.


         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at corporate rates and, in such event, dividend distributions to its corporate shareholders may be eligible for the corporate dividends received deduction.

FEDERAL INCOME TAXATION OF SHAREHOLDERS


         Information concerning the tax status of dividends and distributions is mailed to shareholders annually. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes and California personal income taxes. The Funds dividends may be subject to personal income taxes of other states. If any portion of the Fund's dividends is not exempt from federal or California personal income taxes, the Fund will advise shareholders in the annual tax information notice of the percentage of both tax exempt and taxable income. In accordance with the Code, expenses of the Fund will be allocated pro rata between taxable ordinary income and nontaxable income.


         Net investment income received by the Fund from investments in debt securities other than tax exempt securities, and any excess of net short-term capital gain over net long-term capital loss recognized by the Fund, will be taxable to shareholders upon distribution as ordinary income, regardless of whether paid in cash or in additional shares. The excess of net long-term capital gain over net short-term capital loss, to the extent properly designated by the Fund, will be taxable to shareholders as long-term capital gain, regardless of the length of time the shares have been held or whether they are paid in cash or in additional shares. However, it is expected that any such amounts will be insubstantial in relation to the tax exempt interest generated by the Fund.

         Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record on a specified date in such a month are taxable as of December 31, provided that the Fund pays the dividend during the following January. It is expected that none of the Fund's distributions will qualify for the 70% corporate dividends-received deduction.

         To the extent that the net asset value at the time of purchase of shares in the Fund reflects undistributed capital gains, a subsequent distribution to the shareholder of such amounts, although constituting a return of his or her investment, would be taxable as described above. Any loss on the sale or exchange of shares of the Fund held for six months or less will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

         To the extent that the Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are properly designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt interest dividends received from the Fund must be taken into account for purposes of determining whether their incomes are large enough to result in taxation of up to 85% of the amount of such Social Security benefits.

         All distributions of investment income during the year will have the same percentage designated as tax exempt. Since the Fund invests primarily in tax exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

         Interest on certain private activity bonds issued after August 7, 1986 not otherwise subject to federal income tax may be subject to the federal alternative minimum tax ("AMT") although the interest is excludable from gross income for other purposes. The AMT requires certain taxpayers to use alternative rate schedules and calculations to ensure that they pay at least a minimum amount of income tax, even if they make substantial use of certain tax deductions and exclusions (including "items of tax preference"). Interest from certain private activity bonds is one of the items of tax preference that is added into income from other sources for purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Under regulations to be prescribed, exempt-interest dividends paid by the Fund will be treated as interest on such private activity bonds to the extent of the proportionate share of the interest on such bonds received by the Fund. In addition, corporate investors should note that exempt-interest dividends will be a component of the "current earnings" adjustment for the corporate AMT. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their particular tax situations.


         Opinions relating to the validity of tax exempt securities and the exemption of interest thereon from federal and California income taxes are rendered by recognized bond counsel to the issuers. Neither the investment manager's counsel nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.


         Any gain or loss realized upon a sale, redemption or exchange of shares in the Fund by a shareholder who is not a dealer in securities, and where such shares are considered a capital asset in the hands of such shareholder, will be treated as a capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than 12 months.

         Any short-term capital loss realized upon the sale, redemption or exchange of shares within 6 months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of any exempt-interest dividends will be disallowed to the extent of such exempt-interest dividends. Any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of any capital gains distributions will be treated as long-term capital loss to the extent of such capital gains distributions.

         Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at a rate of 30% (or lower treaty rate).

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         From time to time, proposals have been introduced before Congress for the purpose of restricting, limiting, or eliminating the federal income tax exemptions for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If any such proposal were enacted, the availability of California Municipal Securities for investment by the Fund and the value of the Fund's portfolio would be affected. In such an event, the Fund would reevaluate its investment objective and policies.

CALIFORNIA TAXATION

         The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies effective as of January 1, 1998. Thus, to the extent the Fund distributes its income annually, the Fund will be exempt from the California franchise and corporate income tax as a regulated investment company under Section 24871 of the California Revenue and Taxation Code.

         As a regulated investment company, the Fund may distribute dividends ("California exempt-interest dividends") that are exempt from the California personal income tax to its individual shareholders, provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law. The Fund intends to satisfy this requirement so that it can distribute California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends will be exempt from the California personal income tax.

         The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations of California and its municipalities and localities which pay interest excludable from income under California law. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. Any dividends paid to corporate shareholders subject to the California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders. The total amount of California exempt-interest dividends paid by the Fund to all of its individual shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Municipal Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest.

         Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not generally be deductible for California income tax purposes. If the shareholders of the Fund receive any California exempt-interest dividends and sell their shares within six months of their acquisition, then any loss, to the extent of the amount of exempt-interest dividends received on the sale, will be disallowed. Moreover, any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

         With respect to individual shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Fund should consult their tax advisers with respect to the application of California taxes to the receipt of the Fund's dividends and to their own California tax situation.

                             MANAGEMENT OF THE FUND

         The Trustees and executive officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Beacon Street, Boston, Massachusetts 02108.

         *Dexter A. Dodge--Trustee, Chairman of the Board, Chief Executive Officer and Director of the Adviser since July 1992. He is 66.

         Richard A. Farrell--Trustee - 50 Beacon Street, Marblehead, Massachusetts 01945. He is 66. President since 1980 of Farrell, Healer & Co., a venture capital management firm that manages The Venture Capital Fund of New England.

         Ernest T. Kendall--Trustee - P.O. Box 7, Brookline, Massachusetts 02446. He is 68. President, Commonwealth Research Group, Inc., Boston, MA, a consulting firm specializing in microeconomics, regulatory economics and labor economics, since 1978.

         Richard B. Osterberg--Trustee - 84 State Street, Boston, Massachusetts 02109. He is 56. Member of the law firm of Weston, Patrick, Willard & Redding, Boston, MA since 1978.

         William H. Darling--Trustee - 294 Washington Street, Suite 310, Boston, Massachusetts 02108. He is 51. President, W.H. Darling & Co., Inc., managing corporate general partner to a coal land lessor, since 1994. Partner of Sagamore Partners, which provides trustee services to family and related trusts, since 1993. Certified Public Accountant since 1982.

         John R. Haack--Trustee - 311 Commonwealth Avenue #81, Boston, Massachusetts 02115. He is 59. Vice President of Operations, Reliable Transaction Processing, 1995 to present. Major General, Assistant to the Commander in Chief, U.S. Space Command, 1993 to 1995. General Manager, Unilect Industries, which is an electrical component manufacturer, 1993 to 1994. Brigadier General, Commander of 102nd Fighter Interceptor Wing, U.S. Air Force and Air National Guard, 1986 to 1993.

         Laurence R. Veator, Jr.--Trustee - 8 Cove Way, Rust Island, Gloucester, Massachusetts 01930. He is 67. Currently retired. Formerly, President, Pacific/Interamerican Divisions of Grace Specialty Chemicals Co. from 1975 to 1987.

         Paul F. Marandett--President - Executive Vice President of the Adviser since 2000. Senior Vice President of the Adviser since 1996. He is 58. From 1980 to 1990, Mr. Marandett was vice president with the Bank of Boston.

         Darlene F. Rego--Treasurer - Vice President of the Adviser since February 1995 and Assistant Vice President since December 1992. She is 37. Assistant Treasurer of the Trusts from July 1987 until December 1992.

         Mary Jeanne Currie--Vice President - Senior Vice President of the Adviser since February 1998. She is 52.

         Maureen M. Renzi -- Secretary - Vice President of the Adviser since February 1996, Clerk of the Adviser since 2000 and Assistant Clerk and Compliance Officer since July 1992. She is 37. Paralegal at New England Securities from March 1989 to July 1992.

         Messrs. Dodge and Marandett and Mesdames Currie, Rego and Renzi are all officers of the Adviser as well as of the Trust.

-------------------

         * Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         During the last fiscal year of the Trust, the Trustees were compensated as follows:

                                       AGGREGATE                    TOTAL
                                     COMPENSATION               COMPENSATION
                                  FROM THE CALIFORNIA         FROM FUND COMPLEX
NAME OF TRUSTEE                  TAX EXEMPT MONEY FUND       PAID TO TRUSTEES(A)
---------------                  ---------------------       -------------------
Dexter A. Dodge..................         -0-                       -0-

Richard A. Farrell...............         2,691                    20,800

Ernest T. Kendall................         1,691                    20,700

Richard B. Osterberg.............         2,691                    24,700

William H. Darling...............           991                    14,000

John R. Haack....................           991                    17,900

Laurence R. Veator, Jr...........           991                    14,000

--------------------

         (a) Includes compensation from the Freedom Tax Exempt Money Fund, Freedom Government Securities Fund, Freedom Cash Management Fund, California Tax Exempt Money Fund and the FundManager Portfolios. The Trust does not provide any pension or retirement benefits for the Trustees.

         As of January 31, 2001, Scott Vanderbeek and Ron Vanderbeek, Roseville, California were the beneficial owners of approximately 10.548% of the shares of Freedom California Tax Exempt Money Fund. As of January 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.


                             THE INVESTMENT ADVISER

         The investment adviser for the Fund is Freedom Capital Management Corporation, a Massachusetts corporation (the "Adviser"), with offices at One Beacon Street, Boston, Massachusetts 02108-3105. The Adviser is a registered investment advisory firm which maintains a large securities research department, the efforts of which will be made available to the Fund.


         The Adviser is an indirect, wholly-owned subsidiary of Tucker Anthony Sutro, a Delaware corporation. Tucker Anthony Sutro is located at One Beacon Street, Boston, Massachusetts 02108. Tucker Anthony Sutro was formerly known as Freedom Securities Corporation.



         On April 2, 1998, 7,400,000 shares of common stock of Freedom Securities Corporation (now known as Tucker Anthony Sutro) were sold to the public in an initial public offering. As a consequence of this offering of stock, as well as an acquisition by Freedom Securities Corporation (now known as Tucker Anthony Sutro) and the implementation of certain incentive and stock option plans, the previous controlling shareholder Thomas H. Lee Equity Fund II, L.P. (and certain related entity shareholders), now owns less than 25% of Tucker Anthony Sutro's stock.



         Sutro & Co. Incorporated and Tucker Anthony Incorporated, brokerage firms which are members of the New York Stock Exchange, are distributors for the Fund and indirect subsidiaries of Tucker Anthony Sutro.


         Pursuant to an investment advisory agreement dated as of May 20, 1998 (the "Advisory Agreement") between the Trust and the Adviser, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trust with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of the business of the Trust.

         For the services and facilities to be provided by the Advisor under the Advisory Agreement, the Trust pays to the Advisor a monthly fee with respect to the Fund as soon as practical after the last day of each calendar month, at a rate equal to (i) one-half of one percent (.50%) on an annual basis of the Monthly Average Net Assets (defined below) of the Fund for such calendar month up to $500 million, and (ii) forty-five hundredths of one percent (.45%) on an annual basis of the Monthly Average Net Assets of the Fund for such calendar month in excess of $500 million.

         The "Monthly Average Net Assets" of the Fund for any calendar month is equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust in accordance with the Trust's Agreement and Declaration of Trust, as of the time of day on which net asset value per share is determined on each day during such month on which such net asset value is determined, by (ii) the number of such days.

         In the case of termination of the Advisory Agreement with respect to the Fund during any calendar month, the fee with respect to such Fund for that month will be reduced proportionately based upon the number of calendar days during which it is in effect and the fee will be computed upon the average net assets of such Fund for the days during which it is in effect.

         The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Fund), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Fund; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of the Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust, the Adviser or John Hancock or any of their affiliates; expenses of trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

         The Advisory Agreement was approved by the outstanding shareholders of the Fund at a meeting held on May 20, 1998. The Advisory Agreement for the Trust was approved on May 10, 2000 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned.

         Mr. Osterberg, a Trustee of the Trust, is a member of the law firm of Weston, Patrick, Willard & Redding, which has retained the Adviser from time to time to provide investment advisory consulting services for clients of such firm.

         For the fiscal year ended December 31, 1998, the Fund incurred investment advisory fees in the amount of $596,156. During the fiscal year ended December 31, 1998, the Adviser waived $80,958 of that amount.

         For the fiscal year ended December 31, 1999, the Fund incurred investment advisory fees in the amount of $669,083. During the fiscal year ended December 31, 1999, the Adviser waived $80,290 of that amount.

         For the fiscal year ended December 31, 2000, the Fund incurred investment advisory fees in the amount of $843,653. During the fiscal year ended December 31, 2000, the Adviser waived $101,238 of that amount.

                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with Sutro & Co. Incorporated, 201 California Street, San Francisco, California, 94111 (the "Distributor") whereby the Distributor acts as exclusive selling agent of the Fund selling shares of the Fund on a "best efforts" basis. Although the Distributor distributes shares of the Fund on a continuous basis, shares may also be purchased directly from the Fund. No underwriting commissions or discounts are paid to the Distributor in connection with the distribution of shares of the Fund.


                                 TRANSFER AGENT

         Freedom Services Corporation ("FSC"), 15 Exchange Place, Jersey City, NJ 07302, acts as transfer and shareholder services agent for the Fund. FSC is a wholly-owned subsidiary of Tucker Anthony Sutro. Generally, FSC receives from the Fund a fee of $17.75 per account in payment for the shareholder services it provides (such as providing monthly statements and processing purchase and sale orders) for shareholders who hold shares of the Fund through their brokerage accounts. Transfer agent charges are reduced for those shareholder accounts that are held through a brokerage account with FSC.


                                    CUSTODIAN

         All cash and securities of the Fund are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, as custodian.


                FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 serves as the Trust's independent accountants, providing audit services, including review and consultation, in connection with various filings by the Trust with the Securities and Exchange Commission and tax authorities.

         The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments included in the Fund's Annual Report as of or for the year ended December 31, 2000, including any notes thereto or report of independent accountants, is hereby incorporated by reference from the Fund's Annual Report filed with the SEC.

               INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
             RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROS")

DEBT SECURITY RATINGS, INCLUDING MUNICIPAL BONDS

         MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds.

         STANDARD & POOR'S CORPORATION. AAA--"obligations of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues."

MUNICIPAL BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MUNICIPAL NOTES

MOODY'S

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

MIG-1 - Notes are of the best quality. There is present strong protection by established cash flows superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 - Notes are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4 - Notes are of adequate quality. Protection commonly regarded as required of an investment security and although not distinctly or predominantly speculative, there is specific risk.

S&P'S

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

COMMERCIAL PAPER

MOODY'S

         Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1 (Prime-1):  Superior ability for repayment.

P-2 (Prime-2):  Strong ability for repayment.

S&P'S

         S&P's ratings are a current assessment of the likelihood of timely payment of commercial paper having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA

         Fitch IBCA employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects the highest capacity of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a strong capacity for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

THOMSON FINANCIAL BANKWATCH, INC. ("BANKWATCH")

         BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.

         Note: Certain NRSROs utilize rankings within rating categories indicated by a + or -. The Fund, in accordance with industry practice, recognizes such rankings with categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                       STATEMENT OF ADDITIONAL INFORMATION

                          FREEDOM CASH MANAGEMENT FUND
                       FREEDOM GOVERNMENT SECURITIES FUND
                                EACH A SERIES OF
                               FREEDOM MUTUAL FUND
                                       AND
                          FREEDOM TAX EXEMPT MONEY FUND
                                   A SERIES OF
                        FREEDOM GROUP OF TAX EXEMPT FUNDS
              (INDIVIDUALLY A "FUND" AND COLLECTIVELY THE "FUNDS")

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated February 26, 2001, which may be obtained at no charge from Freedom Distributors Corporation, One Beacon Street, Boston, Massachusetts 02108. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is February 26, 2001.



                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
GENERAL INFORMATION..................................................      2

INVESTORS FOR WHOM THE TRUSTS ARE DESIGNED...........................      3

INVESTMENT POLICIES..................................................      3

INVESTMENT RESTRICTIONS..............................................      9

PORTFOLIO TRANSACTIONS...............................................     12

CURRENT YIELD........................................................     13

ADDITIONAL INFORMATION ON REDEMPTION.................................     13

NET ASSET VALUE......................................................     14

ADDITIONAL INFORMATION ON TAXES......................................     15

MANAGEMENT OF THE TRUSTS.............................................     17

THE INVESTMENT ADVISER...............................................     18

DISTRIBUTION OF SHARES OF THE TRUSTS.................................     19

TRANSFER AGENT.......................................................     20

CUSTODIAN............................................................     20

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS.....................     20

INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROS")...............     21


         Each of the Funds' financial statements as of and for the year ended December 31, 2000, which are included in each Fund's Annual Report for that year, are incorporated by reference. The Annual Report is available with the Prospectus, without charge, upon request by calling (800) 453-8206.

                               GENERAL INFORMATION

         Freedom Mutual Fund and Freedom Group of Tax Exempt Funds are Massachusetts business trusts, having been organized on December 22, 1980 and June 1, 1982, respectively. Freedom Mutual Fund (the "Mutual Fund") has two series, Freedom Cash Management Fund (the "Cash Management Fund") and Freedom Government Securities Fund (the "Government Securities Fund"). Freedom Group of Tax Exempt Funds (individually the "Tax Exempt Trust" and collectively with the Mutual Fund the "Trusts") currently has two series, Freedom Tax Exempt Money Fund (the "Tax Exempt Money Fund") and Freedom California Tax Exempt Money Fund, which is described in a separate prospectus and statement of additional information. The Trustees of each Trust have authority to issue an unlimited number of shares of beneficial interest, $1.00 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in only one class.

         The assets received by the Trusts from the issue and sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to that Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

         Each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued is fully paid and nonassessable by the Trusts. Under the Trusts' Master Trust Agreements, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trusts called a meeting of shareholders on December 16, 1996 at which time shareholders elected the Board of Trustees. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders for a vote, the holder of each share of a Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Under the Master Trust Agreements, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of a Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. The Master Trust Agreements also provide that if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder lists or inform them of the cost involved if the Trusts forward materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

         Under Massachusetts law, the shareholders of each Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of each Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Advisor believes that, in view of the above, the risk of personal liability to shareholders is remote.

         Each of the Trusts is an "open-end" management investment company, and each Fund is a "diversified company" as those terms are defined in the 1940 Act. Each Fund intends to qualify as a "money market fund" within the meaning of Rule 2a-7 under the 1940 Act, which includes complying with the portfolio quality, maturity and diversification requirements of that rule. Pursuant to Rule 2a-7, compliance with the diversification requirements under the rule constitutes meeting the definitional requirements of a diversified company under the 1940 Act. Generally, a fund that intends to meet its diversification requirements under Rule 2a-7 may not invest more than 5% of its total assets in any one issuer, although this limit may be greater if the securities are held for short periods, are guaranteed or are subject to certain redemption or resale rights, and there is no limit on investments in U.S. Government securities.

         The Trusts called a meeting of shareholders on May 20, 1998, at which time the shareholders approved (i) a new investment advisory agreement between each Trust and the Advisor and (ii) the election of PricewaterhouseCoopers LLP as each Trust's independent auditors.


                   INVESTORS FOR WHOM THE TRUSTS ARE DESIGNED

         The following information supplements the discussion of the Funds' investment objectives and policies in the Prospectus of the Funds.

         The Funds offer the economic advantages of block purchases of securities and diversification. Securities and instruments of the types in which the Funds invest are not generally available in denominations of less than $100,000, and in many cases the minimum denominations are substantially higher. Typically, higher yields are not available unless money market instruments are bought directly from issuers in amounts of $1,000,000 or more. The Funds also offer investors the opportunity to participate in a more diversified selection of short-term securities than the size of each investor's own portfolio might otherwise permit.

         Investment in the Funds may also relieve the investor of several administrative burdens usually associated with the direct purchase of money market instruments, such as coordinating maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and/or sell and maintaining separate principal and income records. Furthermore, purchasers electing and complying with the procedures for expedited redemption have the convenience, if a redemption order is received before 12:00 noon, New York time, on a business day on which the New York Stock Exchange is open for regular trading, of having the proceeds from the redemption of their shares remitted to their bank account at a member bank of the Federal Reserve System by Federal Funds wire for use on the same business day, provided that the federal wire system is open. In addition, shareholders availing themselves of the Trust's check redemption program have the convenience of making redemptions merely by writing a check. See "How to Redeem Shares" in the Prospectus. All such advantages, however, will be reduced to the extent of the expenses and losses of the Fund in which you invest (including losses from portfolio transactions or from defaults, if any, in payments of interest or principal by issuers).

         The procedures for buying, selling and exchanging a Fund's shares are the same for clients of Cleary Gull Investment Management Services, Inc. ("Cleary Gull") as they are for clients of Tucker Anthony Incorporated and Sutro & Co. Incorporated. You should be aware that Cleary Gull may benefit from the use of free credit balances in your account prior to their transfer to a Fund.


                               INVESTMENT POLICIES

         The following information supplements the discussion of the Funds' investment policies discussed in the Prospectus. The policies described below in this section are not fundamental and may be changed upon notice to the shareholders.

OPERATING AS MONEY MARKET FUNDS--GENERALLY

         In order to provide you with liquidity, the Funds follow practices to maintain a $1.00 share price: limiting their portfolios' average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Funds cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While each Fund invests in high quality securities, you should be aware that your investment is not without risk even if all the securities in the portfolio are paid in full at maturity. Each of the Funds has a fundamental investment objective with an investment program to aid in achieving its objective. There is no assurance that the Funds will achieve their investment objectives. All money market instruments and debt securities, including U.S. Government securities, can change in value when interest rates change or when an issuer's creditworthiness changes.

         Each of the Funds will limit its portfolio investments to high quality money market obligations that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Adviser in accordance with procedures established by the Trustees (collectively, "Eligible Securities"). Each Fund will limit its investments to Eligible Securities that present minimal credit risk, as determined by the Adviser in accordance with procedures established by the Trustees.

         All Eligible Securities may be classified as "first tier" securities and "second tier" securities. In general, first tier securities consist of Eligible Securities that have received the highest rating by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security) or which are unrated but determined to be of comparable quality. All other Eligible Securities are classified as second tier securities. Neither the Cash Management Fund nor the Government Securities Fund may invest more than 5% of its total assets in second tier securities or invest more than 1% of its total assets or $1.0 million (whichever is greater) in the second tier securities of any single issuer. A description of the ratings of the NRSROs is contained on page 21 of the Statement of Additional Information.

ADDITIONAL INFORMATION ON INVESTMENTS--MUTUAL FUND ONLY

         The Cash Management Fund may invest in all categories of investments described below, whereas the Government Securities Fund may invest only in U.S. Treasury securities, U.S. Government agency securities and repurchase agreements with respect to which the underlying securities are in those two categories.

         U.S. Treasury Securities: Either Fund may invest in the various types of marketable securities issued by the U.S. Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly from each other in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         U.S. Government Agency Securities: Either Fund may invest in U.S. Government agency securities, which are obligations guaranteed as to principal and interest by an agency or instrumentality of the U.S. Government. Some U.S. Government agency securities, such as Government National Mortgage Association pass-through certificates, are backed by the full faith and credit of the United States Treasury; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. The Government Securities Fund will not invest in the securities issued by the Federal National Mortgage Association or any other instrumentality where the bonds are supported only by the credit of that instrumentality. Subject to the foregoing, the Funds may invest in all types of U.S. Government agency securities currently outstanding or issued in the future.

         Domestic and Foreign Issuers: The Cash Management Fund may invest in U.S. dollar-denominated time deposits, certificates of deposit, bankers' acceptances of U.S. banks and their branches located outside of the U.S., U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Cash Management Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks. These short-term instruments may include obligations bearing fixed, floating or variable interest rates.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Cash Management Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Certificates of deposit are interest-bearing negotiable certificates issued by banks or financial institutions against funds deposited in the issuing institution.

         The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Cash Management Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

         Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

         Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

         Variable and Floating Rate Instruments: The Cash Management Fund may invest in certain variable rate instruments (where the coupon interest rate adjusts on set dates) or floating rate instruments (where the coupon interest rate adjusts whenever a specific interest rate changes). The Fund may invest, subject to various conditions, in any variable or floating rate instrument that is scheduled to mature in more than 397 days if the Fund has certain demand rights to sell the instrument. For the purposes of qualifying the Fund as a money market fund, which includes complying with Rule 2a-7 under the Investment Company Act of 1940, each such long-term variable rate instrument shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or until the principal amount can be recovered through demand, and each such long-term floating rate instrument shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Cash Management Fund also may invest, subject to various conditions, in variable or floating rate securities where the principal amount of each such security is unconditionally to be paid in full in 397 days or less. For the purposes of qualifying as a money market fund, the maturity of each such short-term variable rate instrument shall be deemed to be the earlier of the period remaining until the next adjustment of the interest rate or until the principal amount can be recovered through demand, and the maturity of each such short-term floating rate security shall be deemed to be one day. Any variable or floating rate instrument in which the Cash Management Fund may invest must be reasonably expected to have a market value that approximates its amortized cost and all are subject to other conditions specified in Rule 2a-7.

         Repurchase Agreements: Both Funds may invest in securities subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Government securities. A repurchase agreement is characterized as an agreement under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of U.S. Treasury or Government agency securities in the case of the Government Securities Fund, and those securities plus certificates of deposit, commercial paper or bankers' acceptances in the case of the Cash Management Fund. Repurchase agreements will be entered into with primary dealers for periods not to exceed seven days. Each repurchase agreement will be fully collateralized with respect to both principal and interest for the entire term of the agreement. Upon payment, possession of all of the underlying collateral will be transferred to an agent of a Fund for the term of the agreement. If a particular bank or securities dealer defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it receives in the sale of collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

ADDITIONAL INFORMATION ON INVESTMENTS--TAX EXEMPT MONEY FUND ONLY

         Following purchase by the Tax Exempt Money Fund, a Municipal Security (as defined in the Prospectus) may cease to be rated or its rating may be reduced below the minimum required for purchase by the Tax Exempt Money Fund. Neither event requires a sale of such security by the Fund, although Freedom Capital Management Corporation (the "Adviser") will consider such event to be relevant in determining whether the Fund should continue to hold such security in its portfolio. If the rating accorded by a Nationally Recognized Statistical Rating Organization ("NRSRO") for Municipal Securities changes due to changes in the rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained herein.

         The two principal classifications of Municipal Securities are "municipal notes" and "municipal bonds."

         Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

         1. TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         2. REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as revenues available under federal revenue sharing programs.

         3. BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         4. CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         5. TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         1. GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and waste and sewer systems. The basic security behind a general obligation bond is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. REVENUE BONDS. Revenue bonds fund two sorts of projects, publicly-operated facilities ("revenue bonds") and privately-operated facilities ("industrial development bonds").

              (a) Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, waste and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

              (b) Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance privately-operated public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         There are also other types of Municipal Securities that are, or may become, available which are similar to the foregoing municipal notes and municipal bonds. Municipal Securities are sometimes supported by an irrevocable, unconditional external agreement (normally a bank letter of credit) from a bank whose own securities are of high quality in order to improve the credit rating of the Municipal Security. Such external agreement may be issued by a foreign bank.

         For the purpose of the Tax Exempt Money Fund's investment restrictions set forth beginning on page 11, the identification of the "issuer" of Municipal Securities which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities. In the case of industrial development bonds, the "issuer" is the user of the facility, which is usually a non-governmental entity.

         Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Securities may be materially affected. The Tax Exempt Money Fund may invest more than 25% of its total assets in Municipal Securities the interest upon which is paid from revenues of similar types of projects. There could be economic, business or political developments which might affect all Municipal Securities of a similar type. However, the Tax Exempt Money Fund believes that the most important consideration affecting credit risk is the quality of particular issues of Municipal Securities, rather than factors affecting all, or broad classes of, Municipal Securities.

SPECIAL TYPES OF MUNICIPAL SECURITIES--TAX EXEMPT MONEY FUND ONLY

         In addition to the general types of Municipal Securities discussed above, the Tax Exempt Money Fund may invest in the following Municipal Securities.

         When-Issued Securities. Municipal Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of municipal notes; during the period between purchase and settlement, no payment is made by the Tax Exempt Money Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income. It is the Fund's intention, however, to be fully invested to the extent practicable, subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

         In accordance with Securities and Exchange Commission policy, whenever the Tax Exempt Money Fund agrees to purchase securities on a when-issued basis, its custodian will set aside cash or portfolio securities equal to the amount of the commitment in a separate account. If necessary, additional assets will be placed in the account daily so that the value of the account will equal the amount of the Fund's purchase commitment. When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then-available cash flow, sale of securities held in the separate account, cash held in the separate account or otherwise, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). To the extent that the Fund sets aside portfolio securities to satisfy its purchase commitment for when-issued securities, there will be a greater possibility of fluctuation in market value of the Fund's shares than if the Fund were to set aside cash. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

         Variable and Floating Rate Instruments. The Tax Exempt Money Fund may invest in certain variable rate instruments (where the coupon interest rate adjusts on set dates) or floating rate instruments (where the coupon interest rate adjusts whenever a specific interest rate changes). The Fund may invest, subject to various conditions, in any variable or floating rate instrument that is scheduled to mature in more than 397 days if the Fund has certain demand rights to sell the instrument. For the purposes of qualifying the Fund as a money market fund, which includes complying with Rule 2a-7 under the Investment Company Act of 1940, each such long-term variable rate instrument shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or until the principal amount can be recovered through demand, and each such long-term floating rate instrument shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Tax Exempt Money Fund also may invest, subject to various conditions, in variable or floating rate securities where the principal amount of each such security is unconditionally to be paid in full in 397 days or less. For the purposes of qualifying as a money market fund, the maturity of each such short-term variable rate instrument shall be deemed to be the earlier of the period remaining until the next adjustment of the interest rate or until the principal amount can be recovered through demand, and the maturity of each such short-term floating rate security shall be deemed to be one day. Any variable or floating rate instrument in which the Tax Exempt Money Fund may invest must be reasonably expected to have a market value that approximates its amortized cost and all are subject to other conditions specified in Rule 2a-7.

TEMPORARY TAXABLE INVESTMENTS--TAX EXEMPT MONEY FUND ONLY

         Although the Tax Exempt Money Fund will be invested primarily in Municipal Securities, the Fund is authorized to place up to 20% of its net assets in taxable investments or in cash reserves during normal market conditions for liquidity reasons. During periods of uncertain market conditions, the Fund may place more than 20% of its total assets for temporary defensive purposes in taxable investments or cash reserves. The taxable investments in which the Fund may invest are:

              (a) obligations of the U.S. Government and its agencies and instrumentalities (not all of such obligations are backed by the full faith and credit of the United States; for example, bonds issued by Federal National Mortgage Association, a private corporation, are backed only by the credit of the issuing instrumentality);

              (b) certificates of deposit, bankers' acceptances and short-term obligations of domestic branches of U.S. banks with total assets of $1 billion or more;

              (c) commercial paper rated at least A-1 by Standard & Poor's, Prime-1 by Moody's (or equivalently rated by another NRSRO), or, if not rated, of equivalent investment quality as determined by the Adviser;

              (d) short-term debt securities of issuers having, at the time of purchase, a quality rating within one of the two highest rating categories by Moody's (Aaa or Aa), Standard & Poor's (AAA or AA) or Fitch (AAA or AA) (or equivalently rated by another NRSRO); and

              (e) repurchase agreements with respect to an underlying security which would otherwise qualify for investment by the Fund.

         Temporary taxable investments of up to 20% of total assets may also be made in anticipation of redemptions, pending investment of proceeds from subscription for Fund shares or from the sale of portfolio securities, or because of market conditions or the scarcity of suitable tax exempt securities. Interest income from such investments will be taxable to shareholders as ordinary income under federal tax laws. Consequently, the Fund intends to invest its assets in Municipal Securities to the maximum extent possible and prudent.

CERTAIN INVESTMENT STRATEGIES

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. A repurchase agreement provides for a Fund to purchase securities, subject to the seller's agreement to repurchase such securities at a specified time (normally the next business day) and price. Each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Fund's right to liquidate its collateral, in the event of a default by the seller, could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Fund could suffer a loss.

         Repurchase agreements maturing in more than seven days, together with any other illiquid instruments held by the Tax Exempt Money Fund (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), will not, at the time entered into, exceed 10% of the net assets of such Fund. Because of their short maturity, repurchase agreements provide liquidity to the Fund while allowing the Fund to remain fully or substantially invested. The Fund will only enter into repurchase agreements of one business day's maturity and only with broker/dealers with substantial capital or major U.S. banks. Each repurchase agreement will be fully collateralized with respect to both principal and interest by U.S. Treasury instruments for the entire term of the agreement. Upon payment, possession of all underlying collateral will be transferred to an agent of the Fund for the term of the agreement. If a particular securities dealer or bank defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

         Borrowing. Each Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

         Illiquid Securities. Each Fund may invest up to 10% of its net assets in securities for which no readily available market exists (including repurchase agreements maturing in more than one week) or for which there are legal or contractual restrictions on resale. However, if the Trustees or the Adviser determine, based upon a review of Board approved guidelines, that restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 are liquid or, with respect to the Cash Management Fund only, that commercial paper issued as part of a non-public offering pursuant to Section 4(2) of the Securities Act of 1933 is liquid, then they may be purchased without regard to the 10% limit. The Trustees will carefully monitor each Fund's investments in Rule 144A securities, and the Cash Management Fund's investments in Section 4(2) commercial paper, focusing on factors, among others, such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

RISK CONSIDERATIONS

         There can be no assurance that the Tax Exempt Money Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. In addition, the ability of the Tax Exempt Money Fund to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. It should also be pointed out that, unlike other types of investments, Municipal Securities traditionally have not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future. Further, the price stability and liquidity of the Fund may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the short-term Municipal Securities market.

         With respect to Municipal Securities that are backed by a letter of credit issued by a foreign bank, the ultimate source of payment is the foreign bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

         Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligations and the rating of the issue.

         Tax exempt securities purchased on a when-issued basis are subject to changes in value as a result of changes in interest rates in the same way that securities held in the Fund's portfolio are. Purchasing tax exempt securities on a when-issued basis can thus involve a risk that yields available in the market when delivery takes place may actually be higher than those obtained in the when-issued transaction.


                             INVESTMENT RESTRICTIONS

CASH MANAGEMENT FUND AND GOVERNMENT SECURITIES FUND

         The following investment restrictions apply to both the Cash Management Fund and Government Securities Fund. They may not be changed without a shareholder vote by shareholders of each Fund voting separately to change restrictions applying to their Fund. A change requires the affirmative vote of a majority of a Fund's outstanding shares, which as used in this Statement means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of that Fund's outstanding shares.

         With respect to investment restrictions Number 1 through 11 below, neither Fund may:

         1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell puts, calls, straddles, spreads or combinations thereof.

         2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of that Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, that Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

         3.  Act as an underwriter of securities of other issuers.

         4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, and, with regard to the Cash Management Fund, commercial paper exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of that Fund's net assets would be invested in such securities.

         5. Purchase any securities if, immediately after such purchase, more than 25% of the value of that Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury securities, Government agency securities and bank obligations. Neither all finance companies as a group nor all utility companies as a group are considered a single industry for purposes of this restriction.

         6. Purchase securities of any one issuer, other than U.S. Treasury securities or Government agency securities, if immediately after such purchase, more than 5% of the value of that Fund's total assets would be invested in such issuer.

         7. Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

         8. Purchase or sell real estate.

         9. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

         10. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objective and policies.

         11. Issue any class of securities senior to any other class of securities, except each Fund may purchase when-issued securities as described under "Investment Objectives and Policies."

         12. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

         The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 13 through 16 below, the Funds may not:

         13. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of the securities of money market mutual funds.

         14. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         15. Invest more than 5% of either Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years.

         16. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         17. Neither Fund currently intends to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TAX EXEMPT MONEY FUND

         The following investment restrictions apply to the Tax Exempt Money Fund. They may not be changed without a shareholder vote. A change requires the affirmative vote of a majority of the Fund's outstanding shares, which as used in this Statement means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. With respect to investment restrictions Number 1 through 12 below, the Fund may not:

         1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell straddles, spreads, or combinations thereof.

         2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, the Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

         3. Act as an underwriter of securities of other issuers, except to the extent that the purchase of Municipal Securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.

         4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities.

         5. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in general municipal obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         6. Purchase securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer.

         7. Acquire more than 10% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities which are backed by the full faith and credit of the United States.

         8. Purchase or sell real estate, except this shall not prevent the Fund from investing in Municipal Securities secured by real estate or interests therein.

         9. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

         10. Make loans, except that the Fund may hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.

         11. Issue any class of securities senior to any other class of securities, except that the Fund may purchase when-issued securities as described under "Investment Objectives and Policies."

         12. Invest more than 25% of its total assets within a single state of the United States or the District of Columbia.

         13. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 14 through 17 below, the Fund may not:

         14. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of the securities of money market mutual funds.

         15. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         16. Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years, except obligations issued or guaranteed by the U.S. Government or its agencies, or Municipal Securities (other than industrial development bonds) (for this purpose the period of operation of the issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

         17. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         18. The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         For the purposes of the limitations set forth in paragraphs 5, 6, 7, 16 and 17, the Fund will regard the entity which has the ultimate responsibility for the payment of principal and interest as the issuer.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.


                             PORTFOLIO TRANSACTIONS

         The Advisory Agreements authorize the Adviser (subject to the control of the Boards of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. They direct the Adviser to use its best efforts to obtain the best overall terms for the Trusts, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

         With respect to the Cash Management Fund and the Government Securities Fund, the Adviser generally will purchase portfolio securities for both Funds either directly from the issuer or from dealers who specialize in "money market" instruments. During the last three fiscal years ended December 31, 1998, 1999, and 2000, the Cash Management Fund and the Government Securities Fund paid no brokerage commissions.

         With respect to the Tax Exempt Money Fund, purchases and sales of the Fund's portfolio securities are generally placed by the Adviser with the issuer, the issuer's underwriter or with a primary market maker. Usually no brokerage commission is paid, although the price usually includes an undisclosed compensation. (Transactions with primary market makers reflect the spread between bid and asked prices; purchases of underwritten issues include an underwriting fee paid by the issuer to the underwriter.) During the last three fiscal years ended December 31, 1998, 1999 and 2000, the Tax Exempt Money Fund paid no brokerage commissions.

         With respect to all of the Funds, to the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Trusts with research services such as credit analysis. Any such research services would be available for use on all investment advisory accounts of the Adviser.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Trusts. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including any Fund. In some instances, this investment procedure may adversely affect the price paid or received by any Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for any Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

         In no instance will portfolio securities be purchased from or sold to Tucker Anthony Incorporated ("Tucker Anthony"), Sutro & Co. Incorporated ("Sutro") or any affiliated person (as defined in the 1940 Act) thereof.

         The Board of Trustees of the Mutual Fund has determined that any portfolio transaction for the Mutual Fund may be executed through Tucker Anthony or Sutro, if, in the Adviser's judgment, the use of Tucker Anthony or Sutro is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Tucker Anthony or Sutro charges the Mutual Fund a commission rate consistent with those charged by Tucker Anthony or Sutro to

                                                             Freedom Mutual Fund

comparable unaffiliated customers in similar transactions. Neither Tucker Anthony nor Sutro will participate in commissions in brokerage given by the Mutual Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.


                                  CURRENT YIELD

         The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement or prospectus for a "money market" fund be computed by a standardized method based on a historical seven calendar day period referred to as the "base period." The yield quoted may be a simple annualized yield or a compounded effective yield which gives effect to the reinvestment of the proceeds of the investment portfolio. The yield for the Tax Exempt Money Fund may also be quoted on a tax equivalent basis. If the compounded effective yield is used in an advertisement, the simple annualized yield must also be included. Both yields are computed on the basis of the base period return on a hypothetical pre-existing account in each Fund having a balance of one share at the beginning of the seven-day base period. The base period return equals the net change in value of the account over the seven-day period, including dividends declared both on the original share and on any additional shares purchased with previous dividends (such dividends are declared daily and paid from the net investment income of the Fund) and minus all fees, other than nonrecurring account or sales charges charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The fees deducted will take into account the expense limitation agreement as described in "Investment Management" in the Prospectus. The net change in value does not include realized gains and losses from the sale of securities or unrealized appreciation or depreciation of the securities. The base period return is then multiplied by 365/7 to arrive at the annualized simple yield. The compounded effective yield is calculated by dividing the base period return (calculated as above) by 7, adding 1, raising that sum to the 365th power and subtracting 1 from the result. Both calculations of yields are then expressed to at least two decimal points. The tax equivalent annualized simple yield is determined by dividing that portion of the annualized simple yield that is tax-exempt by 1 minus a stated income tax rate, and adding the quotient to that portion, if any, of the Tax Exempt Money Fund's yield that is not tax-exempt. The tax equivalent compounded effective yield is calculated by dividing that portion of the compounded effective yield by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Tax Exempt Money Fund's compounded effective yield that is not tax-exempt.

YIELD INFORMATION

         Cash Management Fund. For the seven day period ended December 31, 2000, the simple annualized yield of the Cash Management Fund was 6.02%, the compound effective yield was 6.20%, and the Fund had an average weighted maturity of investments of 26 days.

         Government Securities Fund. For the seven day period ended December 31, 2000, the simple annualized yield of the Government Securities Fund was 5.91%, the compound effective yield was 6.08%, and the Fund had an average weighted maturity of investments of 32 days.


         Tax Exempt Money Fund. For the seven day period ended December 31, 2000, the simple annualized yield of the Tax Exempt Money Fund was 4.00%, the compound effective yield was 4.08%, the tax equivalent annualized simple yield was 6.62% and the tax equivalent compounded effective yield was 6.75% (in each case assuming an income tax rate of 39.6%), and the Fund had an average weighted maturity of investments of 28 days.



                      ADDITIONAL INFORMATION ON REDEMPTION

         The Trusts may suspend redemption privileges or postpone the date of payment on shares of any Fund for more than seven days during any period (1) when the New York Stock Exchange is closed (other than for week-ends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for either Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

         It is possible that under unusual circumstances the redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

                                 NET ASSET VALUE

         As disclosed in the Prospectus, the net asset value per share of each Fund is determined at 12:00 noon New York time Monday through Friday, as described below. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Funds is determined daily under the general supervision of the Trusts' Board of Trustees by the Trusts' custodian at 12:00 noon New York time on each day on which the New York Stock Exchange is open or on which there is a sufficient degree of trading in the Trusts' portfolio securities that the current net asset value of the Trusts' redeemable securities might be materially affected by changes in the value of the portfolio securities. Purchase or redemption orders received by Freedom Services Corporation prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders received by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of any Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of any Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.

         Since the Trusts have adopted a policy of normally holding portfolio securities to maturity, all portfolio securities of the Funds will normally be valued at amortized cost. Thus, it is not expected that realized or unrealized gains or losses on portfolio securities will be a substantial factor in the computation of the net asset value or gross income of any Fund. If in some extraordinary circumstance any Fund experiences gains or losses (realized or unrealized), whether recognized or unrecognized, this could result in a change in net asset value, a change in dividends, or both.

         The Trusts intend to comply with the provisions of Rule 2a-7 under the 1940 Act, which permits each Fund to compute the net asset value using the amortized cost method of valuing portfolio securities. To comply with that rule, the Board of Trustees of each Trust has agreed to establish procedures to stabilize the net asset value for each Fund at $1.00 per share. These procedures include a review by the Board of Trustees of the extent of any deviation of net asset value per share, based on available market quotations or estimates of market value determined by the Boards of Trustees in good faith, from the Fund's $1.00 amortized cost value per share. If that deviation exceeds 1/2 of 1%, the Trustees will consider any action that should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations. In addition, the Trusts must (a) maintain a dollar weighted average portfolio maturity of 90 days or less for each Fund, (b) not purchase any instrument with a remaining maturity greater than 397 days, (c) limit portfolio investments, including repurchase agreements, to securities that, at the time of acquisition, (i) are rated in one of the two highest categories by at least two NRSROs (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or
(iii) if not rated, are of comparable quality as determined by the Boards of Trustees in accordance with procedures established by the Boards of Trustees, and (d) comply with certain reporting and recordkeeping procedures. The Trusts' officers will periodically review the method of valuation and recommend changes to the Boards of Trustees which may be necessary to assure that the portfolio securities of the Funds are valued at their fair value as determined by the Trustees in good faith. The Funds will limit their investments to securities that present minimal credit risks, as determined by the Boards of Trustees in accordance with the procedures established by the Boards of Trustees.

         Amortized cost valuation involves valuing a security at its acquisition cost and adding or subtracting, ratably to maturity, adjustments for amortization of premium or accretion of discount, regardless of the impact of current market factors on the value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

         Since there is no sales load involved in an investment in either Trust, 100% of the shareholder's purchase price is invested in shares of the Fund purchased.

                         ADDITIONAL INFORMATION ON TAXES


         The following discussion offers only a brief outline of certain federal tax consequences of investing in the Funds. You should consult your own tax advisor for more detailed information and for the information regarding the impact of federal, state, local and foreign taxes of investing in the Funds in light of your particular circumstances.



         Since its inception, each Fund has intended to operate in a manner that enables the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be liable for federal income taxes on its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the Fund's net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders, provided that the Fund distributes at least 90% of its net investment income and tax-exempt interest income for the taxable year. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. To qualify for tax treatment as a "regulated investment company" under the Code, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at corporate rates and, in such event, dividend distributions to its shareholders would be eligible for the corporate dividends received deduction.




         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable ordinary income for the calendar year (not taking into account any capital gains or losses), (2) 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (reduced by net ordinary loss for the entire calendar year), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For purposes of the 4% excise tax calculation, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by calendar year-end. The Funds intend to make sufficient distributions to avoid the 4% excise tax.

         Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record on a specified date in such a month are taxable as of December 31, provided that a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the 70% corporate dividends-received deduction.

CASH MANAGEMENT FUND AND GOVERNMENT SECURITIES FUND

         Since none of the net investment income of the Cash Management Fund or the Government Securities Fund will arise from dividends on common or preferred stock, it is expected that none of the Trust's distributions to shareholders will be eligible for the corporate dividends received deduction.

         Since all net investment income will be distributed as dividends, it will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of a Fund's earnings and profits as determined for tax purposes and available therefor, which excess will be applied against and reduce the shareholder's adjusted tax basis for his shares, and (b) amounts representing distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and properly designated as such. If the excess described in (a) above were to exceed the shareholder's tax basis for his shares, the amount thereof would be treated as gain from the sale or exchange of such shares. The amount of any net capital gain realized by a Fund is, to the extent designated by that Fund, taxable to shareholders as long-term capital gain, regardless of the length of time a particular shareholder may have held his shares in the Fund. Not later than sixty days after the end of each taxable year, each Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which is a distribution of long-term capital gain or represents a return of capital. In view of their policy of investing only in instruments maturing within one year, it is unlikely that either Fund will realize any long-term capital gains.

TAX EXEMPT MONEY FUND

         Net investment income received by the Fund from investments in debt securities other than tax exempt securities, and any excess of net short-term capital gain over net long-term capital loss recognized by the Fund, will be taxable to shareholders upon distribution at ordinary income rates, regardless of whether the distribution is paid in cash or in additional shares. The excess of net long-term capital gain over net short-term capital loss ("net capital gain"), to the extent properly designated by the Fund, will be taxable to shareholders upon distribution as long-term capital gain, regardless of the length of time the shares have been held or whether the distribution is paid in cash or in additional shares. Such distributions of net capital gain will not be eligible for the dividends received deduction for corporations. However, it is expected that any such amounts will be insubstantial in relation to the tax exempt interest generated by the Fund.

         Interest on certain private activity bonds issued after August 7, 1986 not otherwise subject to federal income tax may be subject to the federal alternative minimum tax ("AMT") although the interest is excludable from gross income for other purposes. The AMT requires certain taxpayers to use alternative tax rate schedules and calculations to ensure that they pay at least a minimum amount of income tax, even if they make substantial use of certain tax deductions and exclusions (including "items of tax preference"). Interest from certain private activity bonds is one of the items of tax preference that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Under regulations to be prescribed, exempt-interest dividends paid by the Fund will be treated as interest on such private activity bonds to the extent of the proportionate share of the interest on such bonds received by the Fund. In addition, corporate investors should note that exempt-interest dividends will be a component of the "current earnings" adjustment for the corporate AMT. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their particular tax situations.

         To the extent that the net asset value at the time of purchase of shares in the Fund reflects undistributed capital gains, a subsequent distribution to the shareholder of such amounts, although constituting a return of his investment, would be taxable as described above. Any loss on the sale or exchange of shares of the Fund held for six months or less will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

         Information concerning the tax status of dividends and distributions is mailed to shareholders annually. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes. If any portion of the Fund's dividends is not exempt from federal income taxes, the Fund will advise shareholders in the annual tax information notice of the percentage of both tax exempt and taxable income. The Fund will also advise shareholders in the annual tax information notice of the proportion of dividends and distributions derived from Municipal Securities of each state. In accordance with the Code, expenses of the Fund will be allocated pro rata between taxable ordinary income and nontaxable income.




         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

        In order to be entitled to pay "tax-exempt interest dividends" (as that term is defined in the Code) to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from federal income tax. The Fund intends to satisfy this requirement.

         Shareholders who are recipients of Social Security benefits should be aware that tax-exempt interest dividends received from the Fund are taken into account for purposes of determining whether their incomes are large enough to result in taxation of up to 85% of the amount of such Social Security benefits.

         From time to time, proposals have been introduced before Congress for the purpose of restricting, limiting, or eliminating the federal income tax exemptions for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If any such proposal were enacted, the availability of Municipal Securities for investment by the Fund and the value of the Fund's portfolio would be affected. In such an event, the Fund would reevaluate its investment objective and policies.

                            MANAGEMENT OF THE TRUSTS

         The Trustees and executive officers of the Trusts and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Beacon Street, Boston, Massachusetts 02108.

         *Dexter A. Dodge--Trustee, Chairman of the Board, Chief Executive Officer and Director of the Adviser since July 1992. He is 66.

         Richard A. Farrell--Trustee - 50 Beacon Street, Marblehead, Massachusetts 01945. He is 66. President since 1980 of Farrell, Healer & Co., a venture capital management firm that manages The Venture Capital Fund of New England.

         Ernest T. Kendall--Trustee - P.O. Box 7, Brookline, Massachusetts 02446. He is 68. President, Commonwealth Research Group, Inc., Boston, MA, a consulting firm specializing in microeconomics, regulatory economics and labor economics, since 1978.

         Richard B. Osterberg--Trustee - 84 State Street, Boston, MA 02109. He is 56. Member of the law firm of Weston, Patrick, Willard & Redding, Boston, MA since 1978.

         William H. Darling--Trustee - 294 Washington Street, Suite 310, Boston, Massachusetts 02108. He is 51. President, W.H. Darling & Co., Inc., managing corporate general partner to a coal land lessor, since 1994. Partner of Sagamore Partners, which provides trustee services to family and related trusts, since 1993. Certified Public Accountant, since 1982.

         John R. Haack--Trustee - 311 Commonwealth Avenue #81, Boston, Massachusetts 02115. He is 59. Vice President of Operations, Reliable Transaction Processing, 1995 to present. Major General, Assistant to the Commander in Chief, U.S. Space Command, 1993 to 1995. General Manager, Unilect Industries, which is an electrical component manufacturer, 1993 to 1994. Brigadier General, Commander of 102nd Fighter Interceptor Wing, U.S. Air Force and Air National Guard, 1986 to 1993.

         Laurence R. Veator, Jr.--Trustee - 8 Cove Way, Rust Island, Gloucester, Massachusetts 01930. He is 67. Currently retired. Formerly, President, Pacific/Interamerican Divisions of Grace Specialty Chemicals Co. from 1975 to 1987.

         Paul F. Marandett--President - Executive Vice President of the Adviser since 2000. Senior Vice President of the Adviser since 1996. He is 58. From 1980 to 1990, Mr. Marandett was a vice president with the Bank of Boston.

         Darlene F. Rego--Treasurer - Vice President of the Adviser since February 1995 and Assistant Vice President since December 1992. She is 37. Assistant Treasurer of the Trusts from July 1987 until December 1992.

         Mary Jeanne Currie--Vice President - Senior Vice President of the Adviser since February 1998. She is 52.

         Maureen M. Renzi--Secretary - Vice President of the Adviser since February 1996, Clerk of the Adviser since 2000 and Assistant Clerk and Compliance Officer since July 1992. She is 37. Paralegal of New England Securities from March 1989 to July 1992.

         Messrs. Dodge and Marandett and Mesdames Currie, Rego and Renzi are all officers of the Adviser as well as of the Trusts.

-----------

         *Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         During the last fiscal year of the Trust, the Trustees were compensated as follows:

                               AGGREGATE                 AGGREGATE               AGGREGATE                TOTAL
                              COMPENSATION              COMPENSATION            COMPENSATION           COMPENSATION
                              FROM THE TAX                FROM THE             FROM THE CASH             FROM FUND
                                 EXEMPT                  GOVERNMENT              MANAGEMENT             COMPLEX PAID
NAME OF TRUSTEE                MONEY FUND              SECURITIES FUND              FUND               TO TRUSTEES(A)
---------------               ------------             ---------------         -------------           --------------
Dexter A. Dodge                     -0-                       -0-                     -0-                    -0-
Richard A. Farrell                3,461                     3,823                  10,826                 20,800
Ernest T. Kendall                 2,461                     2,823                   9,826                 20,700
Richard B. Osterberg              3,461                     3,823                  10,826                 24,700
William H. Darling                1,761                     2,123                   9,126                 14,000
John R. Haack                     1,761                     2,123                   9,126                 17,900
Laurence R. Veator, Jr.           1,761                     2,123                   9,126                 14,000

-------------

         (a) Includes compensation from the Tax Exempt Money Fund, Government Securities Fund, Cash Management Fund, Freedom California Tax Exempt Money Fund and Fund Manager Portfolios. The Trust does not provide any pension or retirement benefits for the Trustees.

         As of January 31, 2001, Joseph E. Kasputys was the beneficial owner of approximately 7.581% of the shares of Freedom Government Securities Fund. As of January 31, 2001, the officers and Trustees of the Mutual Fund as a group owned less than 1% of each of the Cash Management Fund and the Government Securities Fund, and the officers and Trustees of the Tax Exempt Trust as a group owned less than 1% of the Tax Exempt Money Fund.


                             THE INVESTMENT ADVISER

         The investment adviser for each of the Funds is Freedom Capital Management Corporation (formerly Tucker Anthony Management Corporation), a Massachusetts corporation (the "Adviser"), with offices at One Beacon Street, Boston, Massachusetts 02108-3105. The Adviser is a registered investment advisory firm which maintains a large securities research department, the efforts of which will be made available to the Funds.


         The Adviser is an indirect, wholly-owned subsidiary of Tucker Anthony Sutro, a Delaware Corporation. Tucker Anthony Sutro is located at One Beacon Street, Boston, Massachusetts 02108. Tucker Anthony Sutro was formerly known as Freedom Securities Corporation.



         On April 2, 1998, 7,400,000 shares of common stock of Freedom Securities Corporation (now known as Tucker Anthony Sutro) were sold to the public in an initial public offering. As a consequence of this offering of stock, as well as an acquisition by Freedom Securities Corporation (now known as Tucker Anthony Sutro) and the implementation of certain incentive and stock option plans, the previous controlling shareholder Thomas H. Lee Equity Fund II, L.P. (and certain related entity shareholders), now owns less than 25% of Tucker Anthony Sutro's stock.



         Sutro & Co., Incorporated ("SUTRO"), located at 201 California Street, San Francisco, CA 94111, and Tucker Anthony Incorporated, located at One Beacon Street, Boston, MA 02108, ("TUCKER ANTHONY", and together with Sutro the "DISTRIBUTORS"), affiliates of the Adviser, serve as distributors and principal underwriters for the Funds pursuant to a distribution agreement with each Trust. Tucker Anthony (formerly Tucker, Anthony & R.L. Day, Inc.), a brokerage firm which is a member of the New York Stock Exchange, is also an indirect subsidiary of Tucker Anthony Sutro and continues an investment banking and brokerage business established in 1892. Sutro, a brokerage firm which is a member of the New York Stock Exchange, is an indirect, wholly-owned subsidiary of Tucker Anthony Sutro.


         Pursuant to investment advisory agreements dated as of May 20, 1998 (the "ADVISORY AGREEMENTS") between the respective Trusts and the Adviser, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Boards of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trusts with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of the business of the Trusts.

         For the services and facilities to be provided by the Advisor under the Advisory Agreements, each Trust pays to the Advisor a monthly fee with respect to each Fund as soon as practical after the last day of each calendar month, at a rate equal to (i) one-half of one percent (.50%) on an annual basis of the Monthly Average Net Assets (defined below) of each such Fund for such calendar month up to $500 million, and (ii) forty-five hundredths of one percent (.45%) on an annual basis of the Monthly Average Net Assets of each Fund for such calendar month in excess of $500 million.

         The "Monthly Average Net Assets" of any of the Funds for any calendar month is equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Fund's Trust in accordance with the Trust's Agreement and Declaration of Trust, as of the time of day on which net asset value per share is determined on each day during such month on which such net asset value is determined, by (ii) the number of such days.

         In the case of commencement or termination of the Advisory Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month will be reduced proportionately based upon the number of calendar days during which it is in effect and the fee will be computed upon the average net assets of such Fund for the days during which it is in effect.

         Each Trust bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Trusts), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

         The Advisory Agreement for each of the Mutual Fund and the Tax Exempt Trust was approved on May 10, 2000 by all of the Trustees, including all of the Trustees who are not parties to such Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party and was approved at a meeting held on May 20, 1998 by the outstanding shareholders of each of the Cash Management Fund and the Government Securities Fund and the outstanding shareholders of the Tax Exempt Money Fund, respectively. The Advisory Agreements will continue in effect with respect to the Mutual Fund and Tax Exempt Trust from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. The Advisory Agreements may be terminated on 60 days written notice by either party and will terminate automatically if they are assigned.

         Mr. Osterberg, a Trustee of the Trusts, is a member of the law firm of Weston, Patrick, Willard & Redding, which has retained the Adviser from time to time to provide investment advisory consulting services for clients of such firm.

         For the fiscal year ended December 31, 1998, the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of $9,245,499, $1,946,255 and $1,648,108, respectively.

         For the fiscal year ended December 31, 1999, the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of $11,332,026, $2,261,838, and $1,801,435 respectively.

         For the fiscal year ended December 31, 2000, the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of $13,266,167, $2,706,871, and $2,114,233 respectively.

                      DISTRIBUTION OF SHARES OF THE TRUSTS

         The Trusts have each entered into a Distribution Agreement with the Distributors whereby the Distributors act as exclusive selling agent of the Funds selling shares of each Fund on a "best efforts" basis. Although the Distributors distribute shares of each Fund on a continuous basis, shares may also be purchased directly from the Funds. No underwriting commissions or discounts are paid to the Distributors in connection with their distribution of shares of the Funds.


                                 TRANSFER AGENT

         Freedom Services Corporation ("FSC"), 15 Exchange Place, Jersey City, NJ 07302 acts as transfer and shareholder services agent for the Funds. FSC is a wholly-owned subsidiary of Tucker Anthony Sutro. Generally, FSC receives from each of the Funds a fee of $17.75 per account in payment for the shareholder services it provides (such as providing monthly statements and processing purchase and sale orders) for shareholders who hold shares of the Funds through their brokerage accounts. Transfer agent charges are reduced for those shareholder accounts that are held through a brokerage account with FSC.


                                    CUSTODIAN

         All cash and securities of the Trusts are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, as custodian.


                FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 serves as the Trusts' independent accountants, providing audit services, including review and consultation, in connection with various filings by the Trusts with the Securities and Exchange Commission and tax authorities.

         Each Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments included in each Fund's Annual Report as of or for the year ended December 31, 2000, including any notes thereto and the report of independent accountants, is hereby incorporated by reference from such Fund's Annual Report filed with the SEC.

               INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
             RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROS")


DEBT SECURITY RATINGS, INCLUDING MUNICIPAL BONDS


         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") Aaa--the "best quality." Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds.

         STANDARD & POOR'S CORPORATION. ("S&P") AAA--"obligations of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues."

RATINGS OF MUNICIPAL NOTES

MOODY'S

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

MIG-1 - Notes are of the best quality. There is present strong protection by established cash flows superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 - Notes are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4 - Notes are of adequate quality. Protection commonly regarded as required of an investment security and although not distinctly or predominantly speculative, there is specific risk.

S&P'S

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

RATINGS OF COMMERCIAL PAPER

MOODY'S

         Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1 (Prime-1):  Superior ability for repayment.

P-2 (Prime-2):  Strong ability for repayment.

S&P'S

         S&P's ratings are a current assessment of the likelihood of timely payment of commercial paper having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA

         Fitch IBCA employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects the highest capacity of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a strong capacity for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

THOMSON FINANCIAL BANKWATCH, INC. ("BANKWATCH")

         BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," A/B," "B," "B/C, "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.

         Note: Certain NRSROs utilize rankings within rating categories indicated by a + or -. The Fund, in accordance with industry practice, recognizes such rankings with categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

RATINGS OF SHORT-TERM CORPORATE DEBT SECURITIES

         MOODY'S INVESTORS SERVICE, INC. Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat greater.

         STANDARD & POOR'S CORPORATION. AAA--Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts. AA- -- High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

                                     PART C

                To the Registration Statement of Freedom Group of
               Tax Exempt Funds including Freedom Tax Exempt Money Fund (the "Tax Exempt Fund") and Freedom California
                  Tax Exempt Money Fund (the "California Fund")

Item 23.          Exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       -----------

1.       (a)      Amended and Restated Agreement and Declaration of Trust
                  (Master Trust Agreement) dated September 27, 1982.(i)

         (b)      Amendment No. 1 to Master Trust Agreement. (i)

         (c)      Amendment No. 2 to Master Trust Agreement. (i)

         (d)      Amendment No. 3 to Master Trust Agreement. (i)

         (e)      Amendment No. 4 to Master Trust Agreement. (i)

2.       By-Laws as amended and restated. (i)

3.       Specimen share certificates for the Tax Exempt Fund and California
         Fund. (ii)

4. Advisory Agreement dated May 20, 1998 between Registrant and Freedom Capital Management Corporation. (ix)

5. Distribution Agreement dated November 29, 1996 between the Registrant, Tucker Anthony Incorporated, Freedom Distributors Corporation and Sutro & Co., Incorporated. (iii)

6.       None.

7.       (a)      Custodian Agreement between Registrant and State Street Bank and Trust Company. (iv)

         (b) Letter Agreement to add the California Fund to Custodian Agreement. (v)

8. Transfer Agency and Service Agreement dated June 16, 1998 by and between Freedom Mutual Fund, and Freedom Group of Tax Exempt Funds and Freedom Services Corporation. (ix)

9. Opinion and Consent of Goodwin, Procter & Hoar with respect to the Tax Exempt Fund, Opinion and Consent of Goodwin, Procter & Hoar with respect to the California Fund. (vi)

10.      Consent of PricewaterhouseCoopers LLP.

11.      Not Applicable.

12.      Investment Letter. (vii)

13.      None.

14.      None.

15.      None.

16.      Powers of  Attorney. (viii)

-----------
Footnote
Reference
-----------

(i) Filed as an exhibit under Post-Effective Amendment No. 21, File No. 2-78609, to the Registrant's Registration Statement on Form N-1A, under the same exhibit number and incorporated herein by reference.

(ii) Filed as exhibit number 4 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(iii) Filed as exhibit number 6 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(iv) Filed as exhibit number 8(a) under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(v) Filed as exhibit number 8(b) under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(vi) Filed as exhibit number 10 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(vii) Filed as exhibit number 13 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(viii) Filed as exhibit number 19 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(ix) Filed as an exhibit under Post-Effective Amendment No. 23, File No. 2-78609, to the Registrant's Registration Statement on Form N-1A, under the same exhibit number and incorporated herein by reference.

-------------

Item 24.          Persons Controlled by or Under Common Control with Registrant.

         Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. Registrant does not have any subsidiaries.

Item 25.          Indemnification.

         Under Article VII of the Registrant's Amended and Restated Agreement and Declaration of Trust, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office ("Disabling Conduct"); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940. Said Article VII further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant.

Item 26.          Business and Other Connections of Investment Adviser.

         Freedom Capital Management Corporation (the "Adviser") is a registered investment adviser. The Adviser's offices are located at One Beacon Street, Boston, Massachusetts. It is a wholly-owned subsidiary of Tucker Anthony Sutro. The principal office of Tucker Anthony Sutro is at One Beacon Street, Boston, Massachusetts. The Adviser offers a wide range of investment advisory services to both individuals and institutions.

         On June 25, 1982, the Adviser and Tucker Anthony Incorporated, a brokerage firm which is a member of the New York Stock Exchange and continues an investment banking and brokerage business established in 1892, were acquired by John Hancock Mutual Life Insurance Company ("John Hancock") as indirect subsidiaries.

         On November 29, 1996, John Hancock Mutual Life Insurance Company (John Hancock), through its subsidiary, John Hancock Subsidiaries, Inc., transferred 95.1% of the capital stock of John Hancock Freedom Securities Corporation to JHFSC Acquisition Corp., now known as Freedom Securities Corporation, a Delaware corporation.

         On April 2, 1998, 7,400,000 shares of common stock of Freedom Securities Corporation were sold to the public in an initial public offering. As a consequence of this offering of stock, as well as an acquisition by Freedom Securities Corporation and the implementation of certain incentive and stock option plans, the previous controlling shareholder Thomas H. Lee Equity Fund II, L.P. (and certain related entity shareholders), now owns less than 25% of Freedom Securities Corporation's stock.

         The Adviser also acts as investment adviser for one other registered investment company, Freedom Mutual Fund.

         The following information is provided with respect to each director and executive officer of the Adviser:

                                                                        BUSINESS AND OTHER POSITIONS
     NAME                     POSITION WITH ADVISER                        WITHIN LAST TWO YEARS
     ----                     ---------------------                     ----------------------------
Dexter A. Dodge               Chairman, CEO and Director                Director of the Adviser.

Paul F. Marandett             Executive Vice President and              Senior Vice President.
                              Director

Kenneth S. Klipper            Director                                  Chief Financial Officer of Tucker
                                                                        Anthony Sutro

Michael M. Spencer            Director                                  Director of the Adviser

Amy E. Ghisletta              Chief Financial Officer                   Employee of Tucker Anthony
                                                                        Incorporated

Item 27.          Principal Underwriters.

         (a) Sutro & Co. Incorporated ("Sutro") and Tucker Anthony Incorporated ("Tucker Anthony") act as co-distributor with respect to the California Fund and the Tax Exempt Fund. Sutro and Tucker Anthony also act as co-distributors for Freedom Mutual Fund.

         (b)(1) The persons whose names and addresses are set forth below hold the offices with Tucker Anthony indicated below. None of these persons holds any position or office with Freedom.

NAME AND PRINCIPAL
BUSINESS ADDRESS                 OFFICES WITH TUCKER ANTHONY
------------------               ---------------------------
John H. Goldsmith(1)...........  Chairman, Chief Executive Officer and Director

Robert H. Yevich(2)............  President and Director

Kevin J. McKay(2)..............  Executive Vice President, Assistant Secretary
                                 and Clerk

Marc Menchel(1)................  Executive Vice President, General Counsel,
                                 Secretary and Director

John B. Mullin(2)..............  Treasurer and Chief Financial Officer

     (1) Business address is One Beacon Street, Boston, Massachusetts 02108.

     (2) Business address is One World Financial Center, 200 Liberty Street, New York, New York 10281.

         (b)(2) The name and principal business address of each director and officer of Sutro, together with the offices held by such persons with Sutro, are set forth below. No officer or director of Sutro holds any office with the Registrant.

NAME AND PRINCIPAL
BUSINESS ADDRESS                 OFFICES WITH SUTRO
------------------               ------------------
John F. Luikart (1)............  Chairman and CEO

Mary Jane Delaney (1)..........  Executive Vice President and General Counsel

Charles W. Hubbard(1)..........  Executive Vice President

Scott Wedelin (2)..............  Executive Vice President

Jerry Phillips (1).............  Executive Vice President

Fergus Henchan (1).............  Executive Vice President

     (1) Business address is 201 California Street, San Francisco, California 94111.

     (2) Business address is 1601 Cloverfield Blvd. Ste. 300 South Santa Monica, CA 90404

         (c)      Not applicable.

Item 28.          Location of Accounts and Records.

         The accounts and records of the Registrant are maintained at the offices of Registrant at One Beacon Street, Boston, Massachusetts and at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106 and 1776 Heritage Drive, North Quincy, Massachusetts 01171.


Item 29.          Management Services.

         There are no management-related service contracts other than the Advisory Agreement relating to management services described in Parts A and B.


Item 30.          Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston and Commonwealth of Massachusetts on the 26th day of February, 2001.


                                        FREEDOM GROUP OF TAX EXEMPT FUNDS

                                        By: /s/ Dexter A. Dodge
                                            ------------------------------------
                                        Dexter A. Dodge, Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                    DATE
---------                           -----                    ----
/s/ Dexter A. Dodge                 Chairman and Trustee     February 26, 2001
---------------------------------
Dexter A. Dodge, Principal
Executive Officer


/s/ Darlene F. Rego                 Treasurer                February 26, 2001
---------------------------------
Darlene F. Rego, Principal
Financial and Accounting Officer


*                                   Trustee                  February 26, 2001
---------------------------------
Richard A. Farrell


*                                   Trustee                  February 26, 2001
---------------------------------
Ernest T. Kendall


*                                   Trustee                  February 26, 2001
---------------------------------
Richard B. Osterberg


*                                   Trustee                  February 26, 2001
---------------------------------
William H. Darling


*                                   Trustee                  February 26, 2001
---------------------------------
John R. Haack


*                                   Trustee                  February 26, 2001
---------------------------------
Laurence R. Veator, Jr.


*By: /s/ Dexter A. Dodge
---------------------------------
Dexter A. Dodge, Attorney-in-Fact under Powers of
     Attorney dated February 1, 1995, January 27, 1997 and January 28, 1997 and included as Exhibit 19 to Post-Effective Amendment No. 21, File No. 2-78609, and incorporated herein by reference.